                                                                       EXHIBIT 4

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------


                                  SALOMON INC

                            Senior Debt Securities



                             --------------------



                                   Indenture

                         Dated as of January 18, 1994


                             --------------------



                                 CHEMICAL BANK

                                    Trustee



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- --------------------------------------------------------------------------------

                      TABLE OF CONTENTS

                                                       Page
                                                       ----
Parties .............................................    1
Recitals ............................................    1

                        ARTICLE I

 Definitions and Other Provisions of General Application
 -------------------------------------------------------
SECTION 1.01.    Definitions:
                 Act ................................    2
                 Affected Security ..................    2
                 Affiliate; control .................    2
                 Authenticating Agent ...............    2
                 Authorized Newspaper ...............    2
                 Bearer Security ....................    3
                 Board of Directors .................    3
                 Board Resolution ...................    3
                 Business Day .......................    3
                 Code ...............................    3
                 Commission .........................    3
                 Company ............................    3
                 Company Request and Company Order ..    3
                 Corporate Trust Office .............    4
                 Corporation ........................    4
                 Coupon .............................    4
                 Coupon Security ....................    4
                 Currency ...........................    4
                 Debt Securities ....................    4
                 Defaulted Interest .................    4
                 Depositary .........................    4
                 Discharged .........................    5
                 Discount Security ..................    5
                 Dollar or $ ........................    5
                 ECU ................................    5
                 European Communities ...............    5
                 Event of Default ...................    5
                 Fixed Rate Security ................    5

______________

Note: This table of contents shall not, for any purpose be deemed to be a part of the Indenture.

                 Floating Rate Security .............    5
                 Foreign Currency ...................    5
                 Global Security ....................    5
                 Holder .............................    5
                 Indenture ..........................    6
                 Interest ...........................    6
                 Interest Payment Date ..............    6
                 Maturity ...........................    6
                 Officers' Certificate ..............    6
                 Opinion of Counsel .................    6
                 Outstanding ........................    6
                 Paying Agent .......................    8
                 Person .............................    8
                 Place of Payment ...................    8
                 Predecessor Security ...............    8
                 Redemption Date ....................    8
                 Redemption Price ...................    8
                 Registered Holder ..................    9
                 Registered Security ................    9
                 Regular Record Date ................    9
                 Responsible Officer ................    9
                 Restricted Subsidiary; voting
                 stock ..............................    9
                 Security Register and
                 Security Registrar .................    9
                 Special Record Date ................    9
                 Stated Maturity ....................    9
                 Subsidiary .........................    9
                 Trust Indenture Act ................   10
                 Trustee ............................   10
                 U.S. Government Obligations ........   10
                 U.S. Person ........................   10
                 United States ......................   10
                 United States Alien ................   10

SECTION 1.02.    Compliance Certificates and
                 Opinions ...........................   10
SECTION 1.03.    Form of Documents Delivered to
                 Trustee ............................   11
SECTION 1.04.    Notices, etc., to Trustee and
                 Company ............................   12
SECTION 1.05.    Notice to Holders; Waiver ..........   12
SECTION 1.06.    Conflict with Trust Indenture Act ..   13
SECTION 1.07.    Effect of Headings and Table of
                 Contents ...........................   14
SECTION 1.08.    Successors and Assigns .............   14
SECTION 1.09.    Separability Clause ................   14

SECTION 1.10.    Benefits of Indenture ..............   14
SECTION 1.11.    Governing Law ......................   14
SECTION 1.12.    Legal Holidays .....................   14
SECTION 1.13.    No Security Interest Created .......   15
SECTION 1.14.    Limitation of Individual
                 Liability ..........................   15

                       ARTICLE II

                   Debt Security Forms
                   -------------------
SECTION 2.01.    Forms Generally ....................   16
SECTION 2.02.    Form of Trustee's Certificate of
                 Authentication .....................   17
SECTION 2.03.    Form of Trustee's Certificate of
                 Authentication by an
                 Authenticating Agent ...............   17

                       ARTICLE III

                   The Debt Securities
                   -------------------
SECTION 3.01.    Amount Unlimited; Issuable in
                 Series .............................   18
SECTION 3.02.    Denominations ......................   21
SECTION 3.03.    Execution, Authentication, Delivery
                 and Dating .........................   21
SECTION 3.04.    Temporary Debt Securities ..........   25
SECTION 3.05.    Registration, Transfer and
                 Exchange ...........................   26
SECTION 3.06.    Mutilated, Destroyed, Lost and
                 Stolen Debt Securities .............   31
SECTION 3.07.    Payment of Interest; Interest Rights
                 Preserved ..........................   32
SECTION 3.08.    Cancelation ........................   36
SECTION 3.09.    Computation of Interest ............   36
SECTION 3.10.    Currency of Payments in Respect of
                 Debt Securities ....................   36
SECTION 3.11.    Judgments ..........................   37
SECTION 3.12.    CUSIP Numbers ......................   38

                       ARTICLE IV

               Satisfaction and Discharge
               --------------------------
SECTION 4.01.    Satisfaction and Discharge of
                 Indenture ..........................   38
SECTION 4.02.    Application of Trust Money .........   40
SECTION 4.03.    Indemnity ..........................   40


                        ARTICLE V

                        Remedies
                        --------
SECTION 5.01.    Events of Default ..................   41
SECTION 5.02.    Acceleration of Maturity; Rescission
                 and Annulment ......................   42
SECTION 5.03.    Collection of Indebtedness and Suits
                 for Enforcement by Trustee .........   44
SECTION 5.04.    Trustee May File Proofs of Claim ...   45
SECTION 5.05.    Trustee May Enforce Claims Without
                 Possession of Debt Securities or
                 Coupons ............................   46
SECTION 5.06.    Application of Money Collected .....   46
SECTION 5.07.    Limitation on Suits ................   48
SECTION 5.08.    Unconditional Right of Holders to
                 Receive Principal, Premium and
                 Interest ...........................   48
SECTION 5.09.    Restoration of Rights and
                 Remedies ...........................   48
SECTION 5.10.    Rights and Remedies Cumulative .....   49
SECTION 5.11.    Delay or Omission Not Waiver .......   49
SECTION 5.12.    Control by Holders .................   49
SECTION 5.13.    Waiver of Past Defaults ............   50
SECTION 5.14.    Undertaking for Costs ..............   50
SECTION 5.15.    Waiver of Stay or Extension Laws ...   51


                       ARTICLE VI

                       The Trustee
                       -----------
SECTION 6.01.    Certain Duties and
                 Responsibilities ...................   51
SECTION 6.02.    Notice of Defaults .................   52
SECTION 6.03.    Certain Rights of Trustee ..........   53

SECTION 6.04.    Not Responsible for Recitals for
                 Issuance of Debt Securities ........   54
SECTION 6.05.    May Hold Debt Securities or
                 Coupons ............................   55
SECTION 6.06.    Money Held in Trust ................   55
SECTION 6.07.    Compensation and Reimbursement .....   55
SECTION 6.08.    Disqualification; Conflicting
                 Interests ..........................   56
SECTION 6.09.    Corporate Trustee Required;
                 Eligibility ........................   56
SECTION 6.10.    Resignation and Removal; Appointment
                 of Successor .......................   57
SECTION 6.11.    Acceptance of Appointment by
                 Successor ..........................   59
SECTION 6.12.    Merger, Conversion, Consolidation or
                 Succession to Business .............   61
SECTION 6.13.    Preferential Collection of Claims
                 Against Company ....................   61

                 (a)  Segregation and Apportionment
                        of Certain Collections by
                        Trustee; Certain Exceptions..   61
                 (b)  Certain Creditor Relationships
                        Excluded from Segregation
                        and Apportionment ...........   65
                 (c)  Definitions of Certain Terms
                        Used in this Section ........   65
SECTION 6.14.    Appointment of Authenticating
                 Agent ..............................   66


                       ARTICLE VII

    Holders' Lists and Reports by Trustee and Company
    -------------------------------------------------
SECTION 7.01.    Company to Furnish Trustee Names and
                 Addresses of Holders ...............   68
SECTION 7.02.    Preservation of Information;
                 Communication to Holders ...........   68
SECTION 7.03.    Reports by Trustee .................   70
SECTION 7.04.    Reports by Company .................   71

                      ARTICLE VIII

                 Concerning the Holders
                 ----------------------
SECTION 8.01.  Acts of Holders ......................   72
SECTION 8.02.  Proof of Ownership; Proof of
               Execution of Instruments by
               Holders ..............................   72
SECTION 8.03.  Persons Deemed Owners ................   74
SECTION 8.04.  Revocation of Consents; Future
               Holders Bound ........................   74


                       ARTICLE IX

                    Holders' Meetings
                    -----------------
SECTION 9.01.    Purposes of Meetings ...............   75
SECTION 9.02.    Call of Meetings by Trustee ........   76
SECTION 9.03.    Call of Meetings by Company or
                 Holders ............................   76
SECTION 9.04.    Qualifications for Voting ..........   76
SECTION 9.05.    Regulations ........................   76
SECTION 9.06.    Voting .............................   77
SECTION 9.07.    No Delay of Rights by Meeting ......   78


                        ARTICLE X

  Consolidation, Merger, Conveyance, Transfer or Lease
  ----------------------------------------------------
SECTION 10.01.   Company May Consolidate, etc., Only
                 on Certain Terms ...................   78
SECTION 10.02.   Successor Corporation Substituted ..   79
SECTION 10.03.   Opinion of Counsel .................   80


                       ARTICLE XI

                 Supplemental Indentures
                 -----------------------
SECTION 11.01.   Supplemental Indentures Without
                 Consent of Holders .................   80
SECTION 11.02.   Supplemental Indentures With Consent
                 of Holders .........................   82
SECTION 11.03.   Execution of Supplemental
                 Indentures .........................   83

SECTION 11.04.   Effect of Supplemental Indentures ..   84
SECTION 11.05.   Conformity with Trust Indenture
                 Act ................................   84
SECTION 11.06.   Reference in Debt Securities to
                 Supplemental Indentures ............   84
SECTION 11.07.   Notice of Supplemental Indenture ...   84


                       ARTICLE XII

                        Covenants
                        ---------
SECTION 12.01.   Payment of Principal, Premium and
                 Interest ...........................   84
SECTION 12.02.   Payment of Additional Interest .....   85
SECTION 12.03.   Maintenance of Office or Agency ....   88
SECTION 12.04.   Money for Debt Securities; Payments
                 To Be Held in Trust ................   89
SECTION 12.05.   Limitation of Liens ................   90
SECTION 12.06.   Officers' Certificate as to
                 Default ............................   91
SECTION 12.07.   Waiver of Certain Covenants ........   91


                      ARTICLE XIII

              Redemption of Debt Securities
              -----------------------------
SECTION 13.01.   Applicability of Article ...........   91
SECTION 13.02.   Tax Redemption; Special Tax
                 Redemption .........................   92
SECTION 13.03.   Election to Redeem; Notice to
                 Trustee ............................   95
SECTION 13.04.   Selection by Trustee of Debt
                 Securities To Be Redeemed ..........   95
SECTION 13.05.   Notice of Redemption ...............   96
SECTION 13.06.   Deposit of Redemption Price ........   97
SECTION 13.07.   Debt Securities Payable on
                 Redemption Date ....................   98
SECTION 13.08.   Debt Securities Redeemed in Part ...   99

                       ARTICLE XIV

                      Sinking Funds
                      -------------
SECTION 14.01.   Applicability of Article ...........   99
SECTION 14.02.   Satisfaction of Mandatory Sinking
                 Fund Payments with Debt
                 Securities .........................  100
SECTION 14.03.   Redemption of Debt Securities for
                 Sinking Fund .......................  100


                       ARTICLE XV

                       Defeasance
                       ----------
SECTION 15.01.   Applicability of Article ...........  103
SECTION 15.02.   Defeasance Upon Deposit of Moneys or
                 U.S. Government Obligations ........  103
SECTION 15.03.   Deposited Moneys and U.S. Government
                 Obligations To Be Held in Trust ....  105
SECTION 15.04.   Repayment to Company ...............  105

TESTIMONIUM .........................................  107
SIGNATURES AND SEALS ................................  107
ACKNOWLEDGMENTS .....................................

                    INDENTURE dated as of January 18, 1994, between SALOMON INC, a Delaware corporation (hereinafter called the "Company"), having its principal office at Seven World Trade Center, New York, New York 10048, and CHEMICAL BANK, a New York banking corporation (hereinafter called the "Trustee").


                            RECITALS OF THE COMPANY

          The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its debentures, notes, bonds or other evidences of indebtedness (herein generally called the "Debt Securities"), to be issued in one or more series, as in this Indenture provided.

          All things necessary have been done to make this Indenture a valid agreement of the Company, in accordance with its terms.


          NOW, THEREFORE, THIS INDENTURE WITNESSETH:

          For and in consideration of the premises and the purchase of the Debt Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Debt Securities or of the Debt Securities of any series, as follows:


                                   ARTICLE I

                       DEFINITIONS AND OTHER PROVISIONS
                            OF GENERAL APPLICATION

          SECTION 1.01.  Definitions.  For all purposes of this Indenture,
                         ------------
except as otherwise expressly provided or unless the context otherwise requires:

          (1) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

          (2) all other terms used herein that are defined in the

     Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

          (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted in the United States at the date of such computation; and

          (4) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

          Certain terms, used principally in Article Three or Article Six, are defined in those respective Articles.

          "Act", when used with respect to any Holder, has the meaning specified in Section 8.01.

          "Affected Security" has the meaning specified in Section 13.02(b).

          "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Authenticating Agent" has the meaning specified in Section 6.14.

          "Authorized Newspaper" means a newspaper in an official language of the country of publication customarily published at least once a day, and customarily published for at least five days in each calendar week, and of general circulation in such city or cities specified pursuant to Section 3.01 with respect to the Debt Securities of any series. Where successive publications are required to be made in Authorized Newspapers, the successive publications may be made in the same or in different newspapers in the same city meeting the foregoing requirements and in each case on any Business Day in such city.

          "Bearer Security" means any Debt Security (with or without Coupons), title to which passes by delivery only, but does not include any Coupons.

          "Board of Directors" means either the board of directors of the Company, or the executive or any other committee of that board duly authorized to act in respect hereof.

          "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

          "Business Day" when used with respect to any Place of Payment specified pursuant to Section 3.01 means any day that is not a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies in such Place of Payment are authorized or obligated by law to close, except as otherwise specified pursuant to Section 3.01.

          "Code" means the Internal Revenue Code of 1986 as in effect on the date hereof.

          "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties on such date.

          "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor corporation.

          "Company Request" and "Company Order" mean, respectively, a written request or order signed in the name of the Company by the Chairman, a Vice Chairman, the President or a

Vice President (any reference to a Vice President of the Company herein shall be deemed to include any Vice President of the Company whether or not designated by a number or word or words added before or after the title "Vice President"), and by the Treasurer, an Assistant Treasurer, the Controller, an Assistant Controller, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee.

          "Corporate Trust Office" means the principal corporate trust office of the Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of execution of this instrument is located at 450 West 33rd Street, New York, NY 10001.

          The term "corporation" includes corporations, associations, companies and business trusts.

          "Coupon" means any interest coupon appertaining to any Bearer
Security.

          "Coupon Security" means any Bearer Security authenticated and delivered with one or more Coupons appertaining thereto.

          "Currency" means Dollars or Foreign Currency.

          "Debt Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Debt Securities authenticated and delivered under this Indenture, but does not include any Coupons.

          "Defaulted Interest" has the meaning specified in Section 3.07.

          "Depositary" means, with respect to the Debt Securities of any series issuable in whole or in part in the form of one or more Global Securities, the Person designated as Depositary by the Company pursuant to Section 3.01 until a successor Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Depositary" shall mean or include each Person who is then a Depositary hereunder, and if at any time there is more than one such Person, "Depositary" as used with respect to the Debt Securities of any such series shall mean the Depositary with respect to the Debt Securities of that series.

          "Discharged" has the meaning specified in Section 15.02.

          "Discount Security" means any Debt Security that is issued with "original issue discount" within the meaning of Section 1273(a) of the Code and the regulations thereunder and any other Debt Security designated by the Company as issued with original issue discount for United States Federal income tax purposes.

          "Dollar" or "$" means such currency of the United States as at the time of payment is legal tender for the payment of public and private debts.

          "ECU" means the European Currency Unit as defined and revised from time to time by the Council of the European Communities.

          "European Communities" means the European Economic Community, the European Coal and Steel Community and the European Atomic Energy Community.

          "Event of Default" has the meaning specified in Section 5.01.

          "Fixed Rate Security" means a Debt Security that provides for the payment of interest at a fixed rate (excluding interest payable pursuant to Section 12.02 or 13.02).

          "Floating Rate Security" means a Debt Security that provides for the payment of interest at a variable rate determined periodically by reference to an interest rate index specified pursuant to Section 3.01.

          "Foreign Currency" means a currency issued by the government of any country other than the United States or a composite currency, the value of which is determined by reference to the values of the currencies of any group of countries.

          "Global Security" means a Registered or Bearer Security evidencing all or part of a series of Debt Securities, issued to the Depositary for such series in accordance with Section 3.03 and bearing the legend prescribed in Section 3.03(c).

          "Holder" means, with respect to a Registered Security, the Registered Holder and, with respect to a Bearer Security or a Coupon, the bearer thereof.

          "Indenture" means this instrument as originally executed, or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and, unless the context otherwise requires, shall include the terms of a particular series of Debt Securities as established pursuant to Section 3.01.

          The term "interest" when used with respect to a Discount Security which by its terms bears interest only after Maturity means interest payable after Maturity and, when used with respect to a Bearer Security, includes any additional interest payable on such Bearer Security pursuant to Section 12.02 or 13.02.

          "Interest Payment Date" with respect to any Debt Security means the Stated Maturity of an installment of interest on such Debt Security.

          "Maturity" when used with respect to any Debt Security means the date on which the principal of such Debt Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption, repayment at the option of the Holder thereof or otherwise.

          "Officers' Certificate" means a certificate signed by the Chairman, a Vice Chairman, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Controller, an Assistant Controller, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee.

          "Opinion of Counsel" means a written opinion of counsel, who may be counsel to the Company and who shall be satisfactory to the Trustee, that is delivered to the Trustee.

          "Outstanding" when used with respect to Debt Securities means, as of the date of determination, all Debt Securities theretofore authenticated and delivered under this Indenture, except:

          (i) Debt Securities theretofore canceled by the Trustee or delivered to the Trustee for cancelation;

          (ii) Debt Securities or portions thereof for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Debt Securities or from its obligations with respect to which the Company shall have been Discharged; provided, however, that if such Debt Securities or portions
                 --------  -------
     thereof are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

          (iii) Debt Securities that have been paid pursuant to Section 3.06 or in exchange for or in lieu of which other Debt Securities have been authenticated and delivered pursuant to this Indenture, other than any such Debt Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Debt Securities are held by a bona fide purchaser in whose hands such Debt Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite
- --------  -------
principal amount of Debt Securities Outstanding have performed any Act hereunder, Debt Securities owned by the Company or any other obligor upon the Debt Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such Act, only Debt Securities that the Trustee knows to be so owned shall be so disregarded. Debt Securities so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right to act with respect to such Debt Securities and that the pledgee is not the Company or any other obligor upon the Debt Securities or any Affiliate of the Company or of such other obligor. In determining whether the Holders of the requisite principal amount of Outstanding Debt Securities have performed any Act hereunder, the principal amount of a Discount Security that shall be deemed to be Outstanding for such purpose shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.02 and the principal amount of a Debt Security denominated in a Foreign Currency that shall be deemed to be Outstanding for such purpose shall be the amount calculated pursuant to Section 3.10(c).

          "Paying Agent" means any Person authorized by the Company to pay the principal of (and premium, if any) or interest on any Debt Securities or to pay Coupons on behalf of the Company.

          "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, estate, unincorporated organization or government or any agency or political subdivision thereof.

          "Place of Payment" when used with respect to the Debt Securities of any series means the place or places where the principal of (and premium, if any) and interest on the Debt Securities of that series are payable as specified pursuant to Section 3.01.

          "Predecessor Security" of any particular Debt Security means every previous Debt Security evidencing all or a portion of the same debt as that evidenced by such particular Debt Security, and, for the purposes of this definition, any Debt Security authenticated and delivered under Section 3.06 in lieu of a lost, destroyed or stolen Debt Security shall be deemed to evidence the same debt as the lost, destroyed or stolen Debt Security.

          "Redemption Date" means the date fixed for redemption of any Debt Security pursuant to this Indenture which, in the case of a Floating Rate Security, unless otherwise specified pursuant to Section 3.01, shall be an Interest Payment Date only.

          "Redemption Price" means, in the case of a Discount Security, the amount of the principal thereof that would be due and payable as of the Redemption Date upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.02 and, in the case of any other Debt Security, the principal amount thereof, plus, in each case, premium, if any, and accrued and unpaid interest, if any, to the Redemption Date.

          "Registered Holder" means the Person in whose name a Registered Security is registered in the Security Register.

          "Registered Security" means any Debt Security registered as to principal and interest in the Security Register.

          "Regular Record Date" for the interest payable on the Registered Securities of any series on any Interest Payment Date means the date specified for that purpose pursuant to Section 3.01 for such Interest Payment Date.

          "Responsible Officer" when used with respect to the Trustee means any vice president, any assistant vice president, any senior trust officer or any other trust officer of the Trustee customarily performing functions similar to those performed by the persons who at the time shall be such officers.

          "Restricted Subsidiary" means Salomon Brothers Inc and any Subsidiary which owns or may hereafter own, directly or indirectly, any of the voting stock of, or succeeds to any substantial part of the business now conducted by Salomon Brothers Inc. For the purposes of this definition and the definition of "Subsidiary", "voting stock" means stock having voting power for the election of directors, whether at all times or only for so long as no senior class of stock has such voting power by reason of any contingency.

          "Security Register" and "Security Registrar" have the respective meanings specified in Section 3.05(a).

          "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 3.07.

          "Stated Maturity" when used with respect to any Debt Security or any installment of principal thereof or premium thereon or interest thereon means the date specified in such Debt Security or the Coupon, if any, representing such installment of interest, as the date on which the principal of such Debt Security or such installment of principal, premium or interest is due and payable.

          "Subsidiary" means a corporation, a majority of the outstanding voting stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries.

          "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed, except as provided in Section 11.05.

          "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Debt Securities of any series shall mean the Trustee with respect to Debt Securities of such series.

          "U.S. Government Obligations" has the meaning specified in Section 15.02.

          "U.S. Person" means a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States, or an estate or trust, the income of which is subject to United States Federal income taxation regardless of its source.

          "United States" means the United States of America (including the States and the District of Columbia), and its possessions.

          "United States Alien" means any Person who, for United States Federal income tax purposes, is a foreign corporation, a nonresident alien individual, a nonresident alien fiduciary of a foreign estate or trust, or a foreign partnership, one or more members of which is, for United States Federal income tax purposes, a foreign corporation, a nonresident alien individual or a nonresident alien fiduciary of a foreign estate or trust.

          SECTION 1.02.  Compliance Certificates and Opinions.  Upon any
                         -------------------------------------
application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

          Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

          (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

          SECTION 1.03.  Form of Documents Delivered to Trustee.  In any case
                         ---------------------------------------
where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

          Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

          Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

          SECTION 1.04.  Notices, etc., to Trustee and Company.  Any Act of
                         --------------------------------------
Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

          (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, Attention: Corporate Trust Trustee Administration, or

          (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid or airmail postage prepaid if sent from outside the United States, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company.

Any such Act or other document shall be in the English language.

          SECTION 1.05.  Notice to Holders; Waiver.  Where this Indenture
                         --------------------------
provides for notice to Holders of any event, (1) such notice shall be sufficiently given to Registered Holders (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to such Registered Holders as their names and addresses appear in the Security Register, within the time prescribed and (2) such notice shall be sufficiently given to Holders of Bearer Securities or Coupons if published on two separate Business Days in an Authorized Newspaper or Newspapers in such Place or Places of Payment specified pursuant to Section 3.01, the first such publication to be not earlier than the earliest date and not later than two Business Days prior to the latest date prescribed for the giving of such notice; provided,
                                                                   --------
however, that, in any case, any notice to Holders of Floating Rate Securities
- -------
regarding the determination of a periodic rate of interest, if such notice is required pursuant to Section 3.01, shall be sufficiently given if given in the manner specified pursuant to Section 3.01.

          In the event of suspension of regular mail service or by reason of any other cause it shall be impracticable to give notice by mail, then such notification as shall be given with the approval of the Trustee shall constitute sufficient notice for every purpose hereunder.

          In the event of suspension of publication of any Authorized Newspapers or by reason of any other cause it shall be impracticable to give notice by publication, then such notification as shall be given with the approval of the Trustee shall constitute sufficient notice for every purpose hereunder.

          Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance on such waiver. In any case where notice to Holders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Holder shall affect the sufficiency of such notice with respect to other Holders, and any notice that is mailed in the manner herein provided shall be conclusively presumed to have been duly given. In any case where notice to Holders is given by publication, any defect in any notice so published as to any particular Holder shall not affect the sufficiency of such notice with respect to other Holders, and any notice that is published in the manner herein provided shall be conclusively presumed to have been duly given.

          SECTION 1.06.  Conflict with Trust Indenture Act.  If and to the
                         ----------------------------------
extent that any provision of this Indenture limits, qualifies or conflicts with the duties imposed by, or with another provision (an "incorporated version") included in this Indenture by operation of, Sections 310 to 318, inclusive, of the Trust Indenture Act, such imposed duties or incorporated provision shall control.

          SECTION 1.07.  Effect of Headings and Table of Contents.  The Article
                         -----------------------------------------
and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

          SECTION 1.08.  Successors and Assigns.  All covenants and agreements
                         -----------------------
in this Indenture by the parties hereto shall bind their respective successors and assigns and inure to the benefit of their permitted successors and assigns, whether so expressed or not.

          SECTION 1.09.  Separability Clause.  In case any provision in this
                         --------------------
Indenture or in the Debt Securities or Coupons shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          SECTION 1.10.  Benefits of Indenture.  Nothing in this Indenture or in
                         ----------------------
the Debt Securities or Coupons, express or implied, shall give to any Person, other than the parties hereto, any Security Registrar, any Paying Agent and their successors hereunder, and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

          SECTION 1.11.  Governing Law.  This Indenture, the Debt Securities and
                         --------------
the Coupons shall be deemed to be contracts made and to be performed entirely in the State of New York, and for all purposes shall be governed by and construed in accordance with the laws of said State without regard to the conflicts of law rules of said State.

          SECTION 1.12.  Legal Holidays.  Unless otherwise specified pursuant to
                         ---------------
Section 3.01, in any case where any Interest Payment Date, Redemption Date or Maturity of any Debt Security of any series shall not be a Business Day at any Place of Payment for the Debt Securities of that series, then (notwithstanding any other provision of this Indenture or of the Debt Securities or Coupons) payment of principal (and premium, if any) or interest need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on such Interest Payment Date, Redemption Date or Maturity, and no interest shall accrue on such payment for the period from and after such Interest Payment Date, Redemption Date or Maturity, as the case may be, to such Business Day if such payment is made or duly provided for on such Business Day.

          SECTION 1.13.  No Security Interest Created.  Nothing in this
                         -----------------------------
Indenture or in the Debt Securities or Coupons, express or implied, shall be construed to constitute a security interest under the Uniform Commercial Code or similar legislation, as now or hereafter enacted and in effect in any jurisdiction where property of the Company or its Subsidiaries is or may be located.

          SECTION 1.14.  Limitation of Individual Liability.  No recourse under
                         -----------------------------------
or upon any obligation, covenant or agreement contained in this Indenture or in any Debt Security or Coupon, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or any successor corporation, either directly or through the Company, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Indenture and the obligations issued hereunder are solely corporate obligations, and that no such personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, stockholders, officers or directors, as such, of the Company or any successor corporation, or any of them, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any Debt Security or Coupon or implied therefrom; and that any and all such personal liability of every name and nature, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, stockholder, officer or director, as such, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any Debt Security or Coupon or implied therefrom, are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issuance of such Debt Security or Coupon.

                                  ARTICLE II

                              Debt Security Forms
                              -------------------

          SECTION 2.01.  Forms Generally.  The Debt Securities and the Coupons,
                         ----------------
if any, of each series shall be substantially in one of the forms established in or pursuant to a Board Resolution and set forth in an Officers' Certificate, or one or more indentures supplemental hereto, and shall have such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements placed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Indenture, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any securities exchange on which any series of the Debt Securities may be listed or of any automated quotation system on which any such series may be quoted, or to conform to usage, all as determined by the officers executing such Debt Securities and Coupons as conclusively evidenced by their execution of such Debt Securities and Coupons. If the form of a series of Debt Securities is established in or pursuant to a Board Resolution, a copy of such Board Resolution shall be delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the form of such series.

          Each Bearer Security and Coupon shall bear a legend substantially to the following effect:

     "Any United States Person who holds this obligation will be subject to limitations under the United States income tax, laws, including the limitations provided in Sections 165(j) and 1287(a) of the Internal Revenue Code."

          The definitive Debt Securities and Coupons, if any, of each series shall be printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner; provided that such manner is permitted by the rules of any securities exchange
- --------
on which such series of Debt Securities may be listed or of any automated quotation system on which such series may be quoted, all as determined by the officers executing such Debt Securities and Coupons, as conclusively evidenced by their execution of such Debt Securities and Coupons.

          SECTION 2.02.  Form of Trustee's Certificate of Authentication.  The
                         ------------------------------------------------
form of the Trustee's certificate of authentication to be borne by the Debt Securities shall be substantially as follows:


                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

          This is one of the Debt Securities issued referred to in the within-mentioned Indenture.


                                    CHEMICAL BANK,
                                    as Trustee

                                      by
                                        ____________________
                                        Authorized Signatory

          SECTION 2.03.  Form of Trustee's Certificate of Authentication by an
                         -----------------------------------------------------
Authenticating Agent.  If at any time there shall be an Authenticating Agent
- ---------------------
appointed with respect to any series of Debt Securities, then the Trustee's Certificate of Authentication by such Authenticating Agent to be borne by Debt Securities of each such series shall be substantially as follows:


                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

          This is one of the Debt Securities referred to in the within-mentioned Indenture.


                                    CHEMICAL BANK,
                                    as Trustee

                                      by
                                        ____________________
                                        Authenticating Agent


                                      by
                                        ____________________
                                        Authorized Signatory

                                  ARTICLE III

                              The Debt Securities
                              -------------------

          SECTION 3.01.  Amount Unlimited; Issuable in Series.  The aggregate
                         -------------------------------------
principal amount of Debt Securities that may be authenticated and delivered under this Indenture is unlimited.

          The Debt Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolution, and set forth in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Debt Securities of any series:

          (1) the title of the Debt Securities of the series (which shall distinguish the Debt Securities of such series from all other series of Debt Securities);

          (2) the limit, if any, upon the aggregate principal amount of the Debt Securities of the series that may be authenticated and delivered under this Indenture (except for Debt Securities authenticated and delivered upon transfer of, or in exchange for, or in lieu of, other Debt Securities of such series pursuant to Section 3.04, 3.05, 3.06, 11.06 or 13.08);

          (3) the dates on which or periods during which the Debt Securities of the series may be issued, and the dates on, or the range of dates within, which the principal of (and premium, if any, on) the Debt Securities of such series are or may be payable;

          (4) the rate or rates or the method of determination thereof at which the Debt Securities of the series shall bear interest, if any, the date or dates from which such interest shall accrue, the Interest Payment Dates on which such interest shall be payable, and, in the case of Registered Securities, the Regular Record Dates for the interest payable on such Interest Payment Dates;

          (5) the places, if any, in addition to or instead of the Corporate Trust Office of the Trustee (in the case of Registered Securities) or the principal London office of the Trustee (in the case of Bearer Securities), where the principal of (and premium, if any) and interest on Debt

     Securities of the series shall be payable;

          (6) the obligation, if any, of the Company to redeem or purchase Debt Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder and the periods within which or the dates on which, the prices at which and the terms and conditions upon which Debt Securities of the series shall be redeemed or repurchased, in whole or in part, pursuant to such obligation;

          (7) the periods within which or the dates on which, the prices at which and the terms and conditions upon which Debt Securities of the series may be redeemed, if any, in whole or in part, at the option of the Company or otherwise;

          (8) if other than denominations of any integral multiple of $1,000, the denominations in which individual Debt Securities of the series shall be issuable;

          (9) whether the Debt Securities of the series are to be issued as Discount Securities and the amount of discount with which such Debt Securities may be issued;

          (10) provisions, if any, for the defeasance of Debt Securities of the series;

          (11) whether the Debt Securities of the series are to be issued in whole or in part in the form of one or more Global Securities and, in such case, the Depositary for such Global Security or Securities and the terms and conditions, if any, upon which interests in such Global Security or Securities may be exchanged in whole or in part for the individual Debt Securities represented thereby;

          (12) whether Debt Securities of the series are to be issued as Registered Securities or Bearer Securities or both, and, if Bearer Securities are issued, whether Coupons will be attached thereto, whether Bearer Securities of the series may be exchanged for Registered Securities of the series and the circumstances under which and the places at which any such exchanges, if permitted, may be made;

          (13) if any Debt Securities of the series are to be issued as Bearer Securities or as one or more Global

     Securities representing individual Bearer Securities of the series, (x) whether the provisions of Sections 12.02 and 13.02 or other provisions for payment of additional interest or tax redemptions shall apply and, if other provisions shall apply, such other provisions; (y) whether interest in respect of any portion of a temporary Bearer Security of the series (delivered pursuant to Section 3.04) payable in respect of any Interest Payment Date prior to the exchange of such temporary Bearer Security for definitive Bearer Securities of the series shall be paid to any clearing organization with respect to the portion of such temporary Bearer Security held for its account and, in such event, the terms and conditions (including any certification requirements) upon which any such interest payment received by a clearing organization will be credited to the Persons entitled to interest payable on such Interest Payment Date; and (z) the terms upon which a temporary Bearer Security may be exchanged for one or more definitive Bearer Securities of the series;

          (14) if other than Dollars, the Currency in which Debt Securities of the series shall be denominated or in which payment of the principal of (and premium, if any) and interest on Debt Securities of the series may be made and any other terms concerning such payment;

          (15) if the principal of (and premium, if any) or interest on Debt Securities of the series are to be payable, at the election of the Company or a Holder thereof, in a Currency other than that in which the Debt Securities are denominated or payable without such election, the periods within which and the terms and conditions upon which such election may be made and the time and the manner of determining the exchange rate between the Currency in which the Debt Securities are denominated or payable without such election and the Currency in which the Debt Securities are to be paid if such election is made;

          (16) if the amount of payments of principal of (and premium, if any) or interest on the Debt Securities of the series may be determined with reference to an index including, but not limited to, an index based on a Currency or Currencies other than that in which the Debt Securities are payable, the manner in which such amounts shall be determined;

          (17) any additional Events of Default or restrictive covenants provided for with respect to Debt Securities of the series; and

          (18) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture).

          All Debt Securities of any one series and the Coupons, if any, appertaining thereto shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to such Board Resolution and set forth in such Officers' Certificate or in any such indenture supplemental hereto.

          If any of the terms of a series of Debt Securities is established in or pursuant to a Board Resolution, a copy of such Board Resolution shall be delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of the series.

          SECTION 3.02.  Denominations.  In the absence of any specification
                         --------------
pursuant to Section 3.01 with respect to Debt Securities of any series, the Debt Securities of such series shall be issuable only as Registered Securities in denominations of any integral multiple of $1,000 and shall be payable only in Dollars.

          SECTION 3.03.  Execution, Authentication, Delivery and Dating.  (a)
                         -----------------------------------------------
The Debt Securities and the Coupons, if any, of any series shall be executed on behalf of the Company by its Chairman, a Vice Chairman, its President or one of its Vice Presidents, under its corporate seal reproduced thereon and attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers may be manual or facsimile.

          Debt Securities and Coupons bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Debt Securities and Coupons or did not hold such offices at the date of such Debt Securities and Coupons.

          (b) At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Debt Securities, with appropriate Coupons, if any, of any series, executed by the Company, to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Debt Securities and Coupons and the Trustee in accordance with the Company Order shall authenticate and deliver such Debt Securities and Coupons. The Trustee shall be entitled to receive, prior to the authentication and delivery of the First Debt Securities and Coupons, if any, of such series, the supplemental indenture or the Board Resolution by or pursuant to which the form and terms of such Debt Securities and Coupons have been approved, an Officers' Certificate as to the absence of any event that is, or after notice or lapse of time or both would become, an Event of Default and an Opinion of Counsel stating that:

          (i) all instruments furnished by the Company to the Trustee in connection with the authentication and delivery of such Debt Securities and Coupons conform to the requirements of this Indenture and constitute sufficient authority hereunder for the Trustee to authenticate and deliver such Debt Securities and Coupons;

          (ii) the forms and terms of such Debt Securities and Coupons have been established in conformity with the provisions of this Indenture;

          (iii) in the event that the forms or terms of such Debt Securities and Coupons have been established in a supplemental indenture, the execution and delivery of such supplemental indenture has been duly authorized by all necessary corporate action of the Company, such supplemental indenture has been duly executed and delivered by the Company and, assuming due authorization, execution and delivery by the Trustee, is a valid and binding obligation enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and subject to such other exceptions as counsel shall request and as to which the Trustee shall not reasonably object;

          (iv) the execution and delivery of such Debt Securities and Coupons have been duly authorized by all necessary corporate action of the Company and such Debt Securities and Coupons have been duly executed by the Company, and, assuming due authentication by the Trustee and delivery by the Company, are valid and binding obligations enforceable against the Company in accordance with their terms, entitled to the benefit of the Indenture, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and subject to such other exceptions as counsel shall request and as to which the Trustee shall not reasonably object; and

          (v) the amount of Debt Securities Outstanding of such series, together with the amount of such Debt Securities, does not exceed any limit established under the terms of this Indenture on the amount of Debt Securities of such series that may be authenticated and delivered.

          If all of the Debt Securities of a series are not to be originally issued at the same time, then the documents required to be delivered pursuant to this Section 3.03(b) must be delivered only once, prior to the authentication and delivery of the first Debt Security of such series; provided however, that
                                                        ----------------
any subsequent request by the Company to the Trustee to authenticate Debt Securities of such series upon original issuance shall constitute a representation and warranty by the Company that, as of the date of such request, the statements made in the Officers' Certificate delivered pursuant to this
Section 3.03(b) shall be true and correct as if made on such date.

          (c) If the Company shall establish pursuant to Section 3.01 that the Debt Securities of a series are to be issued in whole or in part in the form of one or more Global Securities, then the Company shall execute and the Trustee shall authenticate and deliver one or more Global Securities that (i) shall represent an aggregate amount equal to the aggregate principal amount of the Outstanding Debt Securities of such series to be represented by one or more Global Securities, (ii) shall be registered, if in registered form, in the name of the Depositary for such Global Security or Securities or the nominee of such Depositary, (iii) shall be delivered by the

Trustee to such Depositary or pursuant to such Depositary's instruction and (iv) shall bear a legend substantially to the following effect: "Unless and until it is exchanged in whole or in part for the individual Debt Securities represented hereby, this Global Security may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary."

          (d) Each Depositary designated pursuant to Section 3.01 for a Global Security in registered form must, at the time of its designation and at all times while it serves as such Depositary, be a clearing agency registered under the Securities Exchange Act of 1934, as amended, and any other applicable statute or regulation.

          (e) The Trustee shall not be required to authenticate any Debt Securities if the issuance of such Debt Securities pursuant to this Indenture will adversely affect the Trustee's own rights, duties or immunities under this Indenture.

          (f) Each Debt Security shall be dated the date of its authentication, except as otherwise provided pursuant to Section 3.01 with respect to the Debt Securities of such series.

          (g) No Debt Security or Coupon appertaining thereto shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Debt Security a certificate of authentication substantially in one of the forms provided for herein duly executed by the Trustee or by an Authenticating Agent by manual signature of one of its authorized officers, and such certificate upon any Debt Security shall be conclusive evidence, and the only evidence, that such Debt Security (and any Coupons appertaining thereto) has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture. Except as permitted by Section 3.05, 3.06 or 3.07, the Trustee shall not authenticate and deliver any Bearer Security unless all appurtenant Coupons then matured have been detached and canceled.

          SECTION 3.04.  Temporary Debt Securities.  Pending the preparation of
                         --------------------------
definitive Debt Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Debt Securities that are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Debt Securities in lieu of which they are issued, in registered form or, if authorized, in bearer form with one or more Coupons or without Coupons, and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Debt Securities and Coupons, if any, may determine, as conclusively evidenced by their execution of such Debt Securities and Coupons. Any such temporary Debt Security may be in global form, representing all or a portion of the Outstanding Debt Securities of such series. Every such temporary Debt Security shall be executed by the Company and shall be authenticated and delivered by the Trustee upon the same conditions and in substantially the same manner, and with the same effect, as the definitive Debt Security or Securities in lieu of which it is issued.

          If temporary Debt Securities of any series are issued, the Company will cause definitive Debt Securities of such series to be prepared without unreasonable delay. Except as otherwise specified as contemplated by Section 3.01(13)(z) with respect to a series of Debt Securities issuable as Bearer Securities or as one or more Global Securities representing individual Bearer Securities of the series, (a) after the preparation of definitive Debt Securities of such series, the temporary Debt Securities of such series shall be exchangeable for definitive Debt Securities of such series upon surrender of the temporary Debt Securities of such series at the office or agency of the Company in a Place of Payment for such series, without charge to the Holder, except as provided in Section 3.05 in connection with a transfer and except that a Person receiving definitive Bearer Securities shall bear the cost of insurance, postage, transportation and the like unless otherwise specified pursuant to
Section 3.01, and (b) upon surrender for cancelation of any one or more temporary Debt Securities of any series (accompanied by any unmatured Coupons appertaining thereto), the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Debt Securities of the same series of authorized denominations and of like tenor; provided, however, that no definitive Bearer Security shall be
            --------  -------
delivered in exchange for a temporary Registered Security and; provided further
                                                               ----------------
that delivery of a Global Security representing individual Bearer Securities or a Bearer Security shall occur only outside the United States. Until so exchanged, temporary Debt Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Debt Securities of such series, except as otherwise specified as contemplated by Section 3.01(13)(y) with respect to the payment of interest on Global Securities in temporary form.

          Unless otherwise specified pursuant to Section 3.01, the Company will execute and deliver each definitive Global Security representing individual Bearer Securities and each Bearer Security to the Trustee at its principal office in London or such other place outside the United States specified pursuant to Section 3.01.

          Upon any exchange of a portion of a temporary Global Security for a definitive Global Security or for the individual Debt Securities represented thereby pursuant to this Section 3.04 or Section 3.05, the temporary Global Security shall be endorsed by the Trustee to reflect the reduction of the principal amount evidenced thereby, whereupon the principal amount of such temporary Global Security shall be reduced for all purposes by the amount so exchanged and endorsed.

          SECTION 3.05.  Registration, Transfer and Exchange.  (a)  The Company
                         ------------------------------------
shall cause to be kept at the Corporate Trust Office of the Trustee a register for each series of Registered Securities (the registers maintained in such office and in any other office or agency of the Company in a Place of Payment being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Registered Securities and of transfers and exchanges of Registered Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Registered Securities and registering transfers and exchanges of Registered Securities as herein provided; provided,
                                                                     --------
however, that the Company may appoint co-Security Registrars.  Such Security
- -------
Register shall be in written form or in any other form capable of being converted into written form within a reasonable period of time. At all reasonable times the Security Register shall be open for inspection by the Company.

          Upon surrender for registration of transfer of any Registered Security of any series at the office or agency of the Company maintained for such purpose, the Company shall execute, and the Trustee or any Authenticating Agent shall authenticate and deliver, in the name of the designated transferee, one or more new Registered Securities of the same series of any authorized denomination or denominations of like tenor and aggregate principal amount. Except as otherwise specified pursuant to Section 3.01, in no event may Registered Securities, including Registered Securities received in exchange for Bearer Securities, be exchanged for Bearer Securities.

          Notwithstanding any other provision of this Section, unless and until it is exchanged in whole or in part for the individual Debt Securities represented thereby, a Global Security representing all or a portion of the Debt Securities of a series may not be transferred except as a whole by the Depositary for such series to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor Depositary for such series or a nominee of such successor Depositary.

          At the option of the Holder, Registered Securities of any series (other than a Global Security, except as set forth below) may be exchanged for other Registered Securities of the same series of any authorized denomination or denominations of like tenor and aggregate principal amount, upon surrender of the Registered Securities to be exchanged at the office or agency of the Company maintained for such purpose.

          At the option of the Holder, except as otherwise specified as contemplated by Section 3.01(11) or 3.01(13) with respect to a Global Security representing Bearer Securities, Bearer Securities of any series may be exchanged for Registered Securities (if the Debt Securities of such series are issuable as Registered Securities) or Bearer Securities of the same series, of any authorized denomination or denominations, of like tenor and aggregate principal amount, upon surrender of the Bearer Securities to be exchanged at the office or agency of the Company maintained for such purpose, with all unmatured Coupons and all matured Coupons in default thereto appertaining; provided, however, that
                                                         --------  -------
delivery of a Bearer Security shall occur only outside the United States. If the Holder of a Bearer Security is unable to produce any such unmatured Coupon or Coupons or matured Coupon or Coupons in default, such exchange may be effected if the Bearer Securities are accompanied by payment in funds acceptable to the Company and the Trustee in an amount equal to the face amount of such missing Coupon or Coupons, or the surrender of such missing Coupon or Coupons may be waived by the

Company and the Trustee if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Bearer Security shall surrender to any Paying Agent any such missing Coupon in respect of which such a payment shall have been made, such Holder shall be entitled to receive the amount of such payment; provided, however, that, except as otherwise provided in Section 3.07, interest
- --------  -------
represented by Coupons shall be payable only upon presentation and surrender of those Coupons at an office or agency located outside the United States.

          Whenever any Debt Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Debt Securities that the Holder making the exchange is entitled to receive.

          Notwithstanding the foregoing, the exchange of Bearer Securities for Registered Securities will be subject to the provisions of United States income tax laws and regulations applicable to Debt Securities in effect at the time of such exchange.

          (b) If at any time the Depositary for the Debt Securities of a series notifies the Company that it is unwilling or unable to continue as Depositary for the Debt Securities of such series or if at any time the Depositary for the Debt Securities of such series shall no longer be eligible under Section 3.03(d), the Company shall appoint a successor Depositary with respect to the Debt Securities of such series. If a successor Depositary for the Debt Securities of such series is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company's election pursuant to Section 3.01(11) shall no longer be effective with respect to the Debt Securities of such series and the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of individual Debt Securities of such series, will authenticate and deliver, individual Debt Securities of such series in an aggregate principal amount equal to the principal amount of the Global Security or Securities representing Debt Securities of such series in exchange for such Global Security or Securities.

          The Company may at any time and in its sole discretion determine that individual Debt Securities of any series issued in the form of one or more Global Securities shall no longer be represented by such Global Security or Securities. In such event the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of individual Debt Securities of such series, will authenticate and deliver, individual Debt Securities of such series in an aggregate principal amount equal to the principal amount of the Global Security or Securities representing Debt Securities of such series in exchange for such Global Security or Securities.

          If specified by the Company pursuant to Section 3.01 with respect to a series of Debt Securities, the Depositary for such series of Debt Securities may surrender a Global Security for such series of Debt Securities in exchange in whole or in part for individual Debt Securities of such series on such terms as are acceptable to the Company and such Depositary. Thereupon, the Company shall execute, and the Trustee shall authenticate and deliver, without service charge,

          (i) to each Person specified by such Depositary a new individual Debt Security or Securities of the same series, of any authorized denomination as requested by such Person in aggregate principal amount equal to and in exchange for such Persons' beneficial interest in the Global Security; and

          (ii) to such Depositary a new Global Security in a denomination equal to the difference, if any, between the principal amount of the surrendered Global Security and the aggregate principal amount of individual Debt Securities delivered to Holders thereof.

          In any exchange provided for in any of the preceding three paragraphs, the Company will execute and the Trustee will authenticate and deliver individual Debt Securities (a) in registered form in authorized denominations, if the Debt Securities of such series are issuable as Registered Securities, (b) in bearer form in authorized denominations, with or without Coupons attached, if the Debt Securities of such series are issuable as Bearer Securities or (c) as either Registered or Bearer Securities, if the Debt Securities of such series are issuable in either form; provided, however, that individual Bearer
                             --------  -------
Securities shall be delivered in exchange for a Global Security only in accordance with the procedures specified pursuant to Section 3.01.

          Upon the exchange of a Global Security for individual Debt Securities, such Global Security shall be canceled by the Trustee. Individual Registered Securities issued in exchange for a Global Security pursuant to this Section shall be registered in such names and in such authorized denominations as the Depositary for such Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Registered Securities to the Persons in whose names such Registered Securities are so registered. The Trustee shall deliver individual Bearer Securities issued in exchange for a Global Security pursuant to this Section to the Persons and in such authorized denominations as the Depositary for such Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee; provided, however, that
                                                       --------  -------
individual Bearer Securities shall be delivered in exchange for a Global Security only in accordance with the procedures as may be specified pursuant to
Section 3.01.

          Notwithstanding the foregoing, the exchange of Bearer Securities for Registered Securities will be subject to the provisions of United States income tax laws and regulations applicable to Debt Securities in effect at the time of such exchange.

          (c) All Debt Securities issued upon any transfer or exchange of Debt Securities shall be valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Debt Securities surrendered for such transfer or exchange.

          Every Registered Security presented or surrendered for transfer or exchange shall (if so required by the Company, the Trustee or the Security Registrar) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee and the Security Registrar, duly executed, by the Holder thereof or his attorney duly authorized in writing.

          No service charge will be made for any transfer or exchange of Debt Securities except as provided in Section 3.04(b) or 3.06. The Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration, transfer or exchange of Debt Securities, other than those expressly provided in this Indenture to be made at the Company's own expense or without expense or without charge to the Holders.

          The Company shall not be required (i) to register, transfer or exchange Debt Securities of any series during a period beginning at the opening of business 15 days before the day of the transmission of a notice of redemption of Debt Securities of such series selected for redemption under Section 13.04 and ending at the close of business on the day of such transmission, or (ii) to register, transfer or exchange any Debt Security so selected for redemption in whole or in part, except the unredeemed portion of any Debt Security being redeemed in part; provided, however, that, if specified pursuant to Section
                  --------  -------
3.01, any Bearer Securities of any series that are exchangeable for Registered Securities and that are called for redemption pursuant to Section 13.02 may, to the extent permitted by applicable law, be exchanged for one or more Registered Securities of such series during the period preceding the Redemption Date.

          SECTION 3.06.  Mutilated, Destroyed, Lost and Stolen Debt Securities.
                         ------------------------------------------------------
If (i) any mutilated Debt Security or any mutilated Coupon with the Coupon Security to which it appertains (and all unmatured Coupons attached thereto) is surrendered to the Trustee at its Corporate Trust Office (in the case of Registered Securities) or at its principal London office (in the case of Bearer Securities) or (ii) the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Debt Security or any Coupon, and there is delivered to the Company and the Trustee such security or indemnity as may be required by them to save each of them and any Paying Agent harmless, and neither the Company nor the Trustee receives notice that such Debt Security or Coupon has been acquired by a bona fide purchaser, then the Company shall execute and upon Company Request the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Debt Security or in exchange for the Coupon Security to which such mutilated, destroyed, lost or stolen Coupon appertained, a new Debt Security of the same series of like tenor, form, terms and principal amount, bearing a number not contemporaneously Outstanding, and, in the case of a Coupon Security, with such Coupons attached thereto that neither gain nor loss in interest shall result from such exchange or substitution.

          In case any such mutilated, destroyed, lost or stolen Debt Security or Coupon has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Debt Security, pay the amount due on such Debt Security or Coupon in accordance with its terms; provided, however,
                                                           --------  -------
that payment of principal of (and premium, if any) and any interest on Bearer Securities or Coupons shall, except as otherwise provided in Section 3.07, be payable only at an office or agency located outside the United States.

          Upon the issuance of any new Debt Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in respect thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

          Every new Debt Security of any series, with its Coupons, if any, issued pursuant to this Section shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Debt Security or Coupon shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Debt Securities of that series and their Coupons, if any, duly issued hereunder.

          The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Debt Securities or Coupons.

          SECTION 3.07.  Payment of Interest; Interest Rights Preserved.  (a)
                         -----------------------------------------------
Interest on any Registered Security that is payable and is punctually paid or duly provided for on any Interest Payment Date shall be paid to the Person in whose name such Registered Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest notwithstanding the cancelation of such Registered Security upon any transfer or exchange subsequent to the Regular Record Date. In case a Coupon Security of any series is surrendered in exchange for a Registered Security of such series after the close of business (at an office or agency in a Place of Payment for such series) on any Regular Record Date and before the opening of business (at such office or agency) on the next succeeding Interest Payment Date, such Coupon Security shall be surrendered without the Coupon relating to such Interest

Payment Date and interest will not be payable on such Interest Payment Date in respect of the Registered Security issued in exchange for such Coupon Security, but will be payable only to the Holder of such Coupon when due in accordance with the provisions of this Indenture. Payment of interest on Registered Securities shall be made at the Corporate Trust Office (except as otherwise specified pursuant to Section 3.01) or, at the option of the Company, by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or, if provided pursuant to Section 3.01 and in accordance with arrangements satisfactory to the Trustee, at the option of the Registered Holder by wire transfer to an account designated by the Registered Holder.

          (b) Interest on any Coupon Security that is payable and is punctually paid or duly provided for on any Interest Payment Date shall be paid to the Holder of the Coupon that has matured on such Interest Payment Date upon surrender of such Coupon on such Interest Payment Date at the principal London office of the Trustee or at such other Place of Payment outside the United States specified pursuant to Section 3.01.

          Interest on any Bearer Security (other than a Coupon Security) that is payable and is punctually paid or duly provided for on any Interest Payment Date shall be paid to the Holder of the Bearer Security upon presentation of such Bearer Security and notation thereon on such Interest Payment Date at the principal London office of the Trustee or at such other Place of Payment outside the United States specified pursuant to Section 3.01.

          Unless otherwise specified pursuant to Section 3.01, at the direction of the Holder of any Bearer Security or Coupon payable in Dollars, and subject to applicable laws and regulations, payments in respect of such Bearer Security or Coupon will be made by check drawn on a bank in The City of New York or, in accordance with arrangements satisfactory to the Trustee, by wire transfer to a Dollar account maintained by such Holder with a bank outside the United States. If such payment at the offices of all Paying Agents outside the United States becomes illegal or is effectively precluded because of the imposition of exchange controls or similar restrictions on the full payment or receipt of such amounts in Dollars, the Company will appoint an office or agent in the United States at which such payment may be made. Unless otherwise specified pursuant to Section 3.01, at the direction of the Holder of any Bearer

Security or Coupon payable in a Foreign Currency, payment on such Bearer Security or Coupon will be made by a check drawn on a bank outside the United States or, in accordance with arrangements satisfactory to the Trustee, by wire transfer to an appropriate account maintained by such Holder outside the United States. Except as provided in this paragraph, no payment on any Bearer Security or Coupon will be made by mail to an address in the United States or by transfer to an account maintained by the Holder thereof in the United States.

          (c) Any interest on any Debt Security that is payable but is not punctually paid or duly provided for on any Interest Payment Date (herein called "Defaulted Interest") shall, if such Debt Security is a Registered Security, forthwith cease to be payable to the Registered Holder on the relevant Regular Record Date by virtue of his having been such a Registered Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (1) or (2) below:

          (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names such Registered Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each such Registered Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to the Holders of such Registered Securities at their addresses as they appear in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names such Registered Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2). In case a Coupon Security of any series is surrendered in exchange for a Registered Security of such series after the close of business (at an office or agency in a Place of Payment for such series) on any Special Record Date and before the opening of business (at such office or agency) on the related proposed date of payment of Defaulted Interest, such Coupon Security shall be surrendered without the Coupon relating to such proposed date of payment and Defaulted Interest will not be payable on such proposed date of payment in respect of the Registered Security issued in exchange for such Coupon Security, but will be payable only to the Holder of such Coupon when due in accordance with the provisions of this Indenture.

          (2) The Company may make payment of any Defaulted Interest on Registered Securities in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Registered Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

          (d) Any Defaulted Interest payable in respect of Bearer Securities of any series shall be payable pursuant to such procedures as may be satisfactory to the Trustee in such manner that there is no discrimination between the Holders of Registered Securities (if any) and Bearer Securities of such series, and notice of the payment date therefor shall be given by the Trustee, in the name and at the expense of the Company, in the manner provided in Section 1.05 not more than 25 days and not less than 20 days prior to the date of the proposed payment.

          (e) Subject to the foregoing provisions of this Section, each Debt Security delivered under this Indenture upon transfer of or in exchange for or in lieu of any other Debt Security shall carry the rights to interest accrued and unpaid, and to accrue, that were carried by such other Debt Security.

          SECTION 3.08.  Cancelation.  Unless otherwise specified pursuant to
                         ------------
Section 3.01 for Debt Securities of any series, all Debt Securities surrendered for payment, redemption, transfer, exchange or credit against any sinking fund and all Coupons surrendered for payment or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancelation any Debt Securities or Coupons previously authenticated and delivered hereunder that the Company may have acquired in any manner whatsoever, and all Debt Securities or Coupons so delivered shall be promptly canceled by the Trustee. No Debt Securities or Coupons shall be authenticated in lieu of or in exchange for any Debt Securities or Coupons canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Debt Securities and Coupons held by the Trustee shall be returned to the Company.
The acquisition of any Debt Securities or Coupons by the Company shall not operate as a redemption or satisfaction of the indebtedness represented thereby unless and until such Debt Securities or Coupons are surrendered to the Trustee for cancelation.

          SECTION 3.09.  Computation of Interest.  Except as otherwise specified
                         ------------------------
pursuant to Section 3.01 for Debt Securities of any series, interest on the Debt Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

          SECTION 3.10.  Currency of Payments in Respect of Debt Securities.
                         ---------------------------------------------------
(a) Except as otherwise specified pursuant to Section 3.01 for Bearer Securities of any series, payment of the principal of (and premium, if any) and interest on Bearer Securities of such series denominated in any Currency will be made in such Currency.

          (b) Except as otherwise specified pursuant to Section 3.01 for Registered Securities of any series, payment of the principal of (and premium, if any) and interest on Registered Securities of such series will be made in Dollars.

          (c) For purposes of any provision of the Indenture where the Holders of Outstanding Debt Securities may perform an Act that requires that a specified percentage of the Outstanding Debt Securities of all series perform such Act and for purposes of any decision or determination by the Trustee of amounts due and unpaid for the principal of (and premium, if any) and interest on the Debt Securities of all series in respect of which moneys are to be disbursed ratably, the principal of (and premium, if any) and interest on the Outstanding Debt Securities denominated in a Foreign Currency will be the amount in Dollars based upon exchange rates, determined as specified pursuant to
Section 3.01 for Debt Securities of such series, as of the date for determining whether the Holders entitled to perform such Act have performed it or as of the date of such decision or determination by the Trustee, as the case may be.

          (d) Any decision or determination to be made regarding exchange rates shall be made by an agent appointed by the Company; provided that such agent
                                                    --------
shall accept such appointment in writing and the terms of such appointment shall, in the opinion of the Company at the time of such appointment, require such agent to make such determination by a method consistent with the method provided pursuant to Section 3.01 for the making of such decision or determination. All decisions and determinations of such agent regarding exchange rates shall be in its sole discretion and shall, in the absence of manifest error, be conclusive for all purposes and irrevocably binding upon the Company, the Trustee and all Holders of the Debt Securities.

          SECTION 3.11.  Judgments.  The Company may provide pursuant to Section
                         ----------
3.01 for Debt Securities of any series that (a) the obligation, if any, of the Company to pay the principal of (and premium, if any) and interest on the Debt Securities of any series in a Foreign Currency or Dollars (the "Designated Currency") as may be specified pursuant to Section 3.01 is of the essence and agrees that, to the fullest extent possible under applicable law, judgments in respect of such Debt Securities shall be given in the Designated Currency; (b) the obligation of the Company to make payments in the Designated Currency of the principal of (and premium, if any) and interest on such Debt Securities shall, notwithstanding any payment in any other Currency (whether pursuant to a judgment or otherwise), be discharged only to the extent of the amount in the Designated Currency that the Holder receiving such payment may, in accordance with normal banking procedures, purchase with the sum paid in such other Currency (after any premium and cost of exchange) on the business day in the country of issue of the Designated Currency or in the international banking community (in the case of a composite currency) immediately following the day on which such Holder receives such payment; (c) if the amount in the Designated Currency that may be so purchased for any reason falls short of the amount originally due, the Company shall pay such additional amounts as may be necessary to compensate for such shortfall; and (d) any obligation of the Company not discharged by such payment shall be due as a separate and independent obligation and, until discharged as provided herein, shall continue in full force and effect.

          SECTION 3.12.  CUSIP Numbers.  The Company in issuing the Securities
                         -------------
may use "CUSIP" numbers, (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the
- --------
correctness of such numbers either as printed on the Debt Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Debt Securities, and any such redemption shall not be affected by any defect in or omission of such numbers.


                                   ARTICLE IV

                           Satisfaction and Discharge
                           --------------------------

          SECTION 4.01.  Satisfaction and Discharge of Indenture.  This
                         ----------------------------------------
Indenture, with respect to the Debt Securities of any series (if all series issued under this Indenture are not to be affected), shall, upon Company Request, cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of such Debt Securities herein expressly provided for and rights to receive payments of principal of (and premium, if any) and interest on such Debt Securities and any right to receive additional interest as provided in Section 1202) and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when:

          (1) either

               (A) all Debt Securities and the Coupons, if any, of such series theretofore authenticated and delivered

          (other than (i) Coupons appertaining to Bearer Securities of such series surrendered in exchange for Registered Securities of such series and maturing after such exchange, surrender of which is not required or has been waived as provided in Section 3.05, (ii) Debt Securities and Coupons of such series that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 3.06, (iii) Coupons appertaining to Bearer Securities of such series called for redemption and maturing after the relevant Redemption Date, surrender of which has been waived as provided in Section 11.07 and
          (iv) Debt Securities and Coupons of such series for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 12.04) have been delivered to the Trustee for cancelation; or

               (B) all Debt Securities and the Coupons, if any, of such series not theretofore delivered to the Trustee for cancelation,

                    (i) have become due and payable, or

                    (ii) will become due and payable at their Stated Maturity
               within one year, or

                    (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice by the Trustee in the name, and at the expense, of the Company,

and the Company, in the case of (i), (ii) or (iii) above, has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount in the Currency in which such Debt Securities are denominated (except as otherwise provided pursuant to Section 3.01) sufficient to pay and discharge the entire indebtedness on such Debt Securities for principal (and premium, if any) and interest to the date of such deposit (in the case of Debt Securities and Coupons that have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be; provided, however, in
                                                        --------  -------
the event a petition for relief under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or state bankruptcy, insolvency or other similar law, is filed with respect to the Company within 91 days after the deposit and the Trustee is required to return the moneys then on deposit with the Trustee to the Company, the obligations of the Company under this Indenture with respect to such Debt Securities shall not be deemed terminated or discharged;

          (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

          (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture with respect to such series have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 6.07 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (1) of this Section, the obligations of the Trustee under Section 4.02 and the last paragraph of Section 12.04 shall survive.

          SECTION 4.02.  Application of Trust Money.  Subject to the provisions
                         ---------------------------
of the last paragraph of Section 12.04, all money deposited with the Trustee pursuant to Section 4.01 shall be held in trust and applied by it, in accordance with the provisions of the Debt Securities and Coupons, if any, and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, or the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee.

          SECTION 4.03.  Indemnity.  The Company shall pay and indemnify the
                         ----------
Trustee and the Holders of Debt Securities and Coupons, if any, of any series as to which the Company's obligations under this Indenture have terminated against any tax, fee or other charge resulting from the deposit of cash in accordance with Section 4.01 and termination of the Company's obligations under this Indenture with respect to the Debt Securities and Coupons of such series.

                                 ARTICLE V

                                 Remedies
                                 --------

          SECTION 5.01.  Events of Default.  "Event of Default" wherever used
                         ------------------
herein with respect to Debt Securities of any series means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law, pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (1) default in the payment of any interest upon any Debt Security of such series or any payment with respect to the related Coupons, if any, when it becomes due and payable, and continuance of such default for a period of 30 days; or

          (2) default in the payment of the principal of (or premium, if any, on) any Debt Security of such series at its Maturity; or

          (3) default in the deposit of any sinking fund payment, when and as due by the terms of any Debt Security of such series; or

          (4) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which expressly has been included in this Indenture solely for the benefit of Debt Securities of a series other than such series) or established in or pursuant to the Board Resolution or supplemental indenture, as the case may be, pursuant to which the Debt Securities of such series were issued as contemplated by Section 3.01, and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Debt Securities of such series, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

          (5) the entry of a decree or order for relief in respect of the Company by a court having jurisdiction in the premises in an involuntary case under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or state bankruptcy, insolvency or other similar law, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 90 consecutive days; or

          (6) the commencement by the Company of a voluntary case under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or state bankruptcy, insolvency or other similar law, or the consent by it to the entry of an order for relief in an involuntary case under any such law or to the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of its creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any action; or

          (7) any other Event of Default provided with respect to Debt Securities of that series pursuant to Section 3.01.

          SECTION 5.02.  Acceleration of Maturity; Rescission and Annulment.  If
                         ---------------------------------------------------
an Event of Default with respect to Debt Securities of any series at the time Outstanding occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of Outstanding Debt Securities of such series may declare the principal amount (or, if any Debt Securities of such series are Discount Securities, such portion of the principal amount of such Discount Securities as may be specified in the terms of such Discount Securities) of and all accrued but unpaid interest on all the Debt Securities of such series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) and interest shall become immediately due and payable. Upon payment of such amounts in the Currency in which such Debt Securities are denominated (except as otherwise provided pursuant to Section 3.01), all obligations of the Company in respect of the payment of principal of and interest on the Debt Securities of such series shall terminate.

          At any time after such a declaration of acceleration with respect to Debt Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Debt Securities of such series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

          (1) the Company has paid or deposited with the Trustee a sum in the Currency in which such Debt Securities are denominated (except as otherwise provided pursuant to Section 3.01) sufficient to pay

               (A) all overdue installments of interest on all Debt Securities of such series or all overdue payments with respect to any related Coupons,

               (B) the principal of (and premium, if any, on) any Debt Securities of such series that have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates prescribed therefor in such Debt Securities,

               (C) to the extent that payment of such interest is lawful, interest upon overdue installments of interest on each Debt Security or upon overdue payments on any Coupons at the rate or rates prescribed therefor in such Debt Securities or Coupons, and

               (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; provided, however, that all sums
                                           --------  -------
          payable under this clause (D) shall be paid in Dollars;

     and

          (2) all Events of Default with respect to Debt Securities of such series, other than the nonpayment of principal of and interest on Debt Securities of such series that have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 5.13.

          No such rescission and waiver shall affect any subsequent default or impair any right consequent thereon.

          For all purposes under this Indenture, if a portion of the principal of any Discount Securities shall have been accelerated and declared due and payable pursuant to the provisions hereof, then, from and after such declaration, unless such declaration has been rescinded and annulled, the principal amount of such Discount Securities shall be deemed, for all purposes hereunder, to be such portion of the principal thereof as shall be due and payable as a result of such acceleration, and payment of such portion of the principal thereof as shall be due and payable as a result of such acceleration, together with interest, if any, thereon and all other amounts owing thereunder, shall constitute payment in full of such Discount Securities.

          SECTION 5.03.  Collection of Indebtedness and Suits for Enforcement by
                         -------------------------------------------------------
Trustee.  The Company covenants that if:
- --------

          (1) default is made in the payment of any installment of interest on any Debt Security or any payment with respect to any Coupons when such interest or payment becomes due and payable and such default continues for a period of 30 days, or

          (2) default is made in the payment of the principal of (or premium, if any, on) any Debt Security at the Maturity thereof,

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Debt Securities or of such Coupons, the amount then due and payable on such Debt Securities or matured Coupons, for the principal (and premium, if any) and interest, if any, and interest upon the overdue principal (and premium, if any) and, to the extent that payment of such interest shall be legally enforceable, upon overdue installments of interest, at the rate or rates prescribed therefor in such Debt Securities or Coupons; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

          If the Company fails to pay such amount forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company or any other obligor upon such Debt Securities and Coupons, and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Debt Securities and Coupons wherever situated.

          If an Event of Default with respect to Debt Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Debt Securities and Coupons of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

          SECTION 5.04.  Trustee May File Proofs of Claim.  In case of the
                         ---------------------------------
pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceedings, or any voluntary or involuntary case under the Federal bankruptcy laws, as now or hereafter constituted, relative to the Company or any other obligor upon the Debt Securities and Coupons, if any, of a particular series or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of such Debt Securities shall then be due and payable as therein expressed or by declaration of acceleration or otherwise; and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

          (i) to file and prove a claim for the whole amount of principal (and premium, if any) and interest owing and unpaid in respect of the Debt Securities and Coupons of such series and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders of such Debt Securities and Coupons allowed in such judicial proceeding, and

          (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any receiver, assignee, trustee, custodian, liquidator, sequestrator (or other similar official) in any such proceeding is hereby authorized by each such Holder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to such Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 6.07.

          Nothing herein shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt, on behalf of any Holder any plan or reorganization, arrangement, adjustment or composition affecting the Debt Securities or any Coupons of such series or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

          SECTION 5.05.  Trustee May Enforce Claims Without Possession of Debt
                         -----------------------------------------------------
Securities or Coupons.  All rights of action and claims under this Indenture or
- ----------------------
the Debt Securities and the Coupons, if any, of any series may be prosecuted and enforced by the Trustee without the possession of any of such Debt Securities or Coupons or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name, as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Debt Securities or Coupons in respect of which such judgment has been recovered.

          SECTION 5.06.  Application of Money Collected.  Any money collected by
                         -------------------------------
the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (and premium, if any) or interest, upon presentation of the Debt Securities or Coupons of any series in respect of which money has been collected and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

          FIRST:  To the payment of all amounts due the Trustee under Section
     6.07;

          SECOND: To the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest on the Debt Securities or Coupons of such series, in respect of which or for the benefit of which such money has been collected ratably, without preference or priority of any kind, according to the amounts due and payable on such Debt Securities or Coupons for principal (and premium, if any) and interest, respectively; and

          THIRD: The balance, if any, to the Person or Persons entitled thereto.

          SECTION 5.07.  Limitation on Suits.  No Holder of any Debt Security or
                         --------------------
Coupon of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

          (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to such series;

          (2) the Holders of not less than 25% in principal amount of the Outstanding Debt Securities of such series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

          (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

          (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

          (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Debt Securities of such series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other such Holders or of the Holders of Outstanding Debt Securities or Coupons of any other series, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders. For the protection and enforcement of the provisions of this Section 5.07, each and every Holder of Debt Securities or Coupons of any series and the Trustee for such series shall be entitled to such relief as can be given at law or in equity.

          SECTION 5.08.  Unconditional Right of Holders to Receive Principal,
                         ----------------------------------------------------
Premium and Interest.  Notwithstanding any other provision in this Indenture,
- ---------------------
the Holder of any Debt Security or of any Coupon shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 3.07) interest on the respective Stated Maturity or Maturities expressed in such Debt Security or Coupon (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment and interest thereon, and such right shall not be impaired without the consent of such Holder.

          SECTION 5.09.  Restoration of Right and Remedies.  If the Trustee or
                         ----------------------------------
any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case the Company, the Trustee and the Holders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

          SECTION 5.10.  Rights and Remedies Cumulative.  Except as otherwise
                         -------------------------------
expressly provided elsewhere in this Indenture, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

          SECTION 5.11.  Delay or Omission Not Waiver.  No delay or omission of
                         -----------------------------
the Trustee or of any Holder to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or any acquiescence therein. Every right and remedy given by this Indenture or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

          SECTION 5.12.  Control by Holders.  The Holders of a majority in
                         -------------------
principal amount of the Outstanding Debt Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to the Debt Securities of such series; provided that
                                                                --------

          (1) such direction shall not be in conflict with any rule of law or with this Indenture;

          (2) subject to the provisions of Section 6.01, the Trustee shall have the right to decline to follow any such direction if the Trustee in good faith shall, by a Responsible Officer or Responsible Officers of the Trustee, determine that the proceeding so directed would be unjustly prejudicial to the Holders of Debt Securities of such series not joining in any such direction; and

          (3) the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction.

          SECTION 5.13.  Waiver of Past Defaults.  The Holders of not less than
                         ------------------------
a majority in principal amount of the Outstanding Debt Securities of any series may on behalf of the Holders of all the Debt Securities of any such series and any related Coupons waive any past default hereunder with respect to such series and its consequences, except a default

          (1) in the payment of the principal of (or premium, if any) or interest on any Debt Security of such series or in the payment of any related Coupon, or

          (2) in respect of a covenant or provision hereof that under Article Eleven cannot be modified or amended without the consent of the Holder of each Outstanding Debt Security of such series affected.

          Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of the Debt Securities of such series under this Indenture, but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

          SECTION 5.14.  Undertaking for Costs.  All parties to this Indenture
                         ----------------------
agree, and each Holder of any Debt Security or any Coupon by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant, but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder or group of Holders holding in the aggregate more than 10% in principal amount of the Outstanding Debt Securities of any series, or to any suit instituted by any Holder of a Debt Security or Coupon for the enforcement of the payment of the principal of (or premium, if any) or interest on such Debt Security or the payment of such Coupon on or after the respective Stated Maturity or Maturities expressed in such Debt Security or Coupon (or, in the case of redemption, on or after the Redemption Date).

          SECTION 5.15.  Waiver of Stay or Extension Laws.  The Company
                         ---------------------------------
covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.


                                  ARTICLE VI

                                 The Trustee
                                 -----------

          SECTION 6.01.  Certain Duties and Responsibilities.  (a)  With respect
                         ------------------------------------
to Debt Securities of any series, except during the continuance of an Event of Default with respect to the Debt Securities of such series,

          (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

          (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provisions hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

          (b) In case an Event of Default with respect to Debt Securities of any series has occurred and is continuing, the Trustee shall, with respect to the Debt Securities of such series, exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

          (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that
                                       ------

          (1) this subsection shall not be construed to limit the effect of subsection (a) of this Section;

          (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

          (3) the Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by it with respect to Debt Securities of any series in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Debt Securities of such series relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture; and

          (4) the Trustee shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

          (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

          SECTION 6.02.  Notice of Defaults.  Within 90 days after the
                         -------------------
occurrence of any default hereunder with respect to Debt Securities or Coupons, if any, of any series the Trustee shall by the pertinent methods provided in
Section 1.05 give
notice to all Holders of Debt Securities and Coupons of such series of each default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of default in the
                 --------  -------
payment of the principal of (or premium, if any) or interest on any Debt Security or Coupon of such series or in the payment of any sinking fund installment with respect to Debt Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interest of the Holders of Debt Securities and of Coupons of such series; and provided further that in the case of any default of the
                 ----------------
character specified in Section 5.01(4) with respect to Debt Securities of such series no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event that is, or after notice or lapse of time or both would become, an Event of Default with respect to Debt Securities or Coupons of such series.

          SECTION 6.03.  Certain Rights of Trustee.  Except as otherwise
                         --------------------------
provided in Section 6.01:

          (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors shall be sufficiently evidenced by a Board Resolution;

          (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

          (d) the Trustee may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

          (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders of Debt Securities or Coupons of any series pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities that might be incurred by it in compliance with such request or direction;

          (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney; and

          (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

          SECTION 6.04.  Not Responsible for Recitals or Issuance of Debt
                         ------------------------------------------------
Securities.  The recitals contained herein, in the Debt Securities and in any
- -----------
Coupons, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Debt Securities or Coupons, if any, of any series. The Trustee shall not be accountable for the use or application by the Company of any Debt Securities or the proceeds thereof.

          SECTION 6.05.  May Hold Debt Securities or Coupons.  The Trustee, any
                         ------------------------------------
Paying Agent, the Security Registrar or any other agent of the Company or the Trustee, in its individual or any other capacity, may become the owner or pledgee of Debt Securities or Coupons, and, subject to Sections 6.08 and 6.13, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar or such other agent.

          SECTION 6.06.  Money Held in Trust.  Money in any Currency held by the
                         --------------------
Trustee or any Paying Agent (except the Company) in trust hereunder need not be segregated from other funds except to the extent required by law. Neither the Trustee nor any Paying Agent shall be under any liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

          SECTION 6.07.  Compensation and Reimbursement.  The Company agrees:
                         -------------------------------

          (1) to pay to the Trustee from time to time such compensation in Dollars for all services rendered by it hereunder as may be mutually agreed upon in writing by the Company and the Trustee (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (2) except as otherwise expressly provided herein, to reimburse the Trustee in Dollars upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

          (3) to indemnify in Dollars the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part; arising out of or in connection with the acceptance or administration of this trust or performance of its duties hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

          As security for the performance of the obligations of the Company under this Section, the Trustee shall have a claim prior to the Debt Securities and Coupons, if any, upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of amounts due on the Debt Securities and Coupons.

          The obligations of the Company under this Section 6.07 to compensate and indemnify the Trustee for expenses, disbursements and advances shall constitute additional indebtedness under this Indenture and shall survive the satisfaction and discharge of this Indenture.

          SECTION 6.08.  Disqualification; Conflicting Interests.  (a) The
                         ----------------------------------------
Trustee shall comply with TIA (S)310(b); provided, however, that there shall be
                                         --------  -------
excluded from the operation of TIA (S)310(b)(1) any indenture or indentures under under which other securities or certificates of interest or participation in other securities of the Company are outstanding if the requirements for such exclusion set forth in TIA (S)310(b)(1) are met.

          (b) If Section 310(b) of the Trust Indenture Act is amended at any time after the date of this Indenture to change the circumstances under which a Trustee shall be deemed to have a conflicting interest with respect to the Debt Securities of any series or to change any of the definitions in connection therewith, this Section 6.08 shall be automatically amended to incorporate such changes.

          SECTION 6.09.  Corporate Trustee Required; Eligibility.  There shall
                         ----------------------------------------
at all times be a Trustee hereunder that shall be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, subject to supervision or examination by Federal or State authority and having its Corporate Trust Office or an agency in New York, New York; provided,
                                                               --------
however, that if Section 310(a) of the Trust Indenture Act or the rules and
- -------
regulations of the Commission under the Trust Indenture Act at any time permit a corporation organized and doing business under the laws of any other jurisdiction to serve as trustee of an indenture qualified under the Trust Indenture Act, this Section 6.09 shall be automatically amended to permit a corporation organized and doing business under the laws of any such other jurisdiction to serve as Trustee hereunder. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. The Trustee shall comply with Section 310(a)(5) of the Trust Indenture Act. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

          SECTION 6.10.  Resignation and Removal; Appointment of Successor.  (a)
                         --------------------------------------------------
No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 6.11.

          (b) The Trustee may resign at any time with respect to the Debt Securities of one or more series by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Debt Securities of such series.

          (c) The Trustee may be removed at any time with respect to the Debt Securities of any series and a successor Trustee appointed by Act of the Holders of a majority in principal amount of the Outstanding Debt Securities of such series, delivered to the Trustee and to the Company.

          (d)  If at any time:

               (1) the Trustee shall fail to comply with Section 6.08(a) with respect to the Debt Securities of any series after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Debt Security of such series for at least six months, or

               (2) the Trustee shall cease to be eligible under Section 6.09 with respect to the Debt Securities of any series and shall fail to resign after written request therefor by the Company or by any such Holder, or

               (3) the Trustee shall become incapable of acting or a decree or order for relief by a court having jurisdiction in the premises shall have been entered in respect of the Trustee in an involuntary case under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or State bankruptcy, insolvency or similar law; or a decree or order by a court having jurisdiction in the premises shall have been entered for the appointment of a receiver, custodian, liquidator, assignee, trustee, sequestrator (or other similar official) of the Trustee or of its property or affairs, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation, winding up or liquidation, or

               (4) the Trustee shall commence a voluntary case under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or State bankruptcy, insolvency or similar law or shall consent to the appointment of or taking possession by a receiver, custodian, liquidator, assignee, trustee, sequestrator (or other similar official) of the Trustee or its property or affairs, or shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due, or shall take corporate action in furtherance of any such action, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee with respect to all Debt Securities, or (ii) subject to Section 5.14, any Holder who has been a bona fide Holder of a Debt Security of any series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee for the Debt Securities of such series.

          (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Debt Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Debt Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Debt Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Debt Securities of any particular series) and shall comply with the applicable requirements of Section 6.11. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Debt Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Debt Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee with respect to the Debt Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Debt Securities of any series shall have been so appointed by the Company or the Holders of such series and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Debt Security of such series for at least six months may, subject to Section 5.14, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Debt Securities of such series.

          (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Debt Securities of any series and each appointment of a successor Trustee with respect to the Debt Securities of any series in the manner and to the extent provided in Section 1.05 to the Holders of Debt Securities of such series. Each notice shall include the name of the successor Trustee with respect to the Debt Securities of such series and the address of its Corporate Trust Office.

          SECTION 6.11.  Acceptance of Appointment by Successor.  (a)  In the
                         ---------------------------------------
case of an appointment hereunder of a successor Trustee with respect to all Debt Securities, each such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee, and shall duly assign, transfer and deliver, such successor Trustee all property and money held by such retiring Trustee hereunder, subject nevertheless to its claim, if any, provided for Section 6.07.

          (b) In case of the appointment hereunder of a successor Trustee with respect to the Debt Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Debt Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Debt Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Debt Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Debt Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in any such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of any such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Debt Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Debt Securities of that or those series to which the appointment of such successor Trustee relates.

          (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

          (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

          SECTION 6.12.  Merger, Conversion, Consolidation or Succession to
                         --------------------------------------------------
Business.  Any corporation into which the Trustee may be merged or converted or
- ---------
with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder; provided that such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Debt Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Debt Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Debt Securities. In case any Debt Securities shall not have been authenticated by such predecessor Trustee, any such successor Trustee may authenticate and deliver such Debt Securities, in either its own name or that of its predecessor Trustee, with the full force and effect which this Indenture provides for the certificate of authentication of the Trustee.

          SECTION 6.13.  Preferential Collection of Claims Against Company.  (a)
                         --------------------------------------------------
Subject to subsection (b) of this Section, if the Trustee shall be or shall become a creditor, directly or indirectly, secured or unsecured, of the Company within three months prior to a default, as defined in subsection (c) of this Section, or subsequent to such default, then, unless and until such default shall be cured, the Trustee shall set apart and hold in a special account for the benefit of the Trustee individually, the Holders of the Debt Securities and of the Coupons, if any, and the holders of other indenture securities (as defined in subsection (c) of this Section):

          (1) an amount equal to any and all reductions in the amount due and owing upon any claim as such creditor in respect of principal and interest, effected after the beginning of such three-month period and valid as against the Company and its other creditors, except any such reduction resulting from the receipt or disposition of any property described in paragraph (2) of this subsection, or from the exercise of any right of set-off which the Trustee could have exercised if a voluntary or involuntary case had been commenced in respect of the Company under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or State bankruptcy, insolvency or other similar law upon the date of such default; and

          (2) all property received by the Trustee in respect of any claim as such creditor, either as security therefor, or in satisfaction or composition thereof, or otherwise, after the beginning of such three-month period, or an amount equal to the proceeds of any such property, if disposed of, subject, however, to the rights, if any, of the Company and
                  -------  -------
     its other creditors in such property or such proceeds.

Nothing herein contained, however, shall affect the right of the Trustee:

          (A) to retain for its own account (i) payments made on account of any such claim by any Person (other than the Company) who is liable thereon, and (ii) the proceeds of the bona fide sale of any such claim by the Trustee to a third Person, and (iii) distributions made in cash, securities or other property in respect of claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or State bankruptcy, insolvency or other similar law;

          (B) to realize, for its own account, upon any property held by it as security for any such claim, if such property was so held prior to the beginning of such three-month period;

          (C) to realize, for its own account, but only to the extent of the claim hereinafter mentioned, upon any property held by it as security for any such claim, if such claim was created after the beginning of such three-month period and such property was received as security therefor simultaneously with the creation thereof, and if the Trustee shall sustain the burden of proving that at the time such property was so received the Trustee has no reasonable cause to believe that a default would occur within three months; or

          (D) to receive payment on any claim referred to in paragraph (B) or
     (C), against the release of any property held as security for such claim as provided in paragraph (B) or (C), as the case may be, to the extent of the fair value of such property.

          For the purposes of paragraphs (B), (C) and (D), property substituted after the beginning of such three-month period for property held as security at the time of such substitution shall, to the extent of the fair value of the property released, have the same status as the property released, and, to the extent that any claim referred to in any of such paragraphs is created in renewal of or in substitution for or for the purpose of repaying or refunding any preexisting claim of the Trustee as such creditor, such claim shall have the same status as such preexisting claim.

          If the Trustee shall be required to account, the funds and property held in such special account and the proceeds thereof shall be apportioned among the Trustee, the Holders and the holders of other indenture securities in such manner that the Trustee, the Holders and the holders of other indenture securities realize, as a result of payments from such special account and payments of dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or State bankruptcy, insolvency or other similar law, the same percentage of their respective claims, figured before crediting to the claim of the Trustee anything on account of the receipt by it from the Company of the funds and property in such special account and before crediting to the respective claims of the Trustee and the Holders and the holders of other indenture securities dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or State bankruptcy, insolvency or other similar law, but after crediting thereon receipts on account of the indebtedness represented by their respective claims from all sources other than from such dividends and from the funds and property so held in such special account. As used in this paragraph, with respect to any claim, the term "dividends" shall include any distribution with respect to such claim, in bankruptcy or receivership or proceedings for reorganization pursuant to the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or State bankruptcy, insolvency or other similar law, whether such distribution is made in cash, securities, or other property, but shall not include any such distribution with respect to the secured portion, if any, of such claim. The court in which such bankruptcy, receivership or proceedings for reorganization is pending shall have jurisdiction (i) to apportion among the Trustee and the Holders and the holders of other indenture securities, in accordance with the provisions of this paragraph, the funds and property held in such special account and proceeds thereof, or (ii) in lieu of such apportionment, in whole or in part, to give to the provisions of this paragraph due consideration in determining the fairness of the distributions to be made to the Trustee and the Holders and the holders of other indenture securities with respect to their respective claims, in which event it shall not be necessary to liquidate or to appraise the value of any securities or other property held in such special account or as security for any such claim, or to make a specific allocation of such distributions as between the secured and unsecured portions of such claim, or otherwise to apply the provisions of this paragraph as a mathematical formula.

          Any Trustee that has resigned or been removed after the beginning of such three-month period shall be subject to the provisions of this subsection as though such resignation or removal had not occurred. If any Trustee has resigned or been removed prior to the beginning of such three-month period, it shall be subject to the provisions of this subsection if and only if the following conditions exist:

          (i) the receipt of property or reduction of claim, which would have given rise to the obligation to account, if such Trustee had continued as Trustee, occurred after the beginning of such three-month period; and

     (ii) such receipt of property or reduction of claim occurred within three months after such resignation or removal.

          (b) There shall be excluded from the operation of subsection (a) of this Section a creditor relationship arising from

          (1) the ownership or acquisition of securities issued under any indenture, or any security or securities having a maturity of one year or more at the time of acquisition by the Trustee;

          (2) advances authorized by a receivership or bankruptcy court of competent jurisdiction or by this Indenture, for the purpose of preserving any property that shall at any time be subject to the lien of this Indenture or of discharging tax liens or other prior liens or encumbrances thereon, if notice of such advances and of the circumstances surrounding the making thereof is given to the Holders at the time and in the manner provided in this Indenture;

          (3) disbursements made in the ordinary course of business in the capacity of trustee under an indenture, transfer agent, registrar, custodian, paying agent, fiscal agent or depositary, or other similar capacity;

          (4) an indebtedness created as a result of services rendered or premises rented; or an indebtedness created as a result of goods or securities sold in a cash transaction as defined in subsection (c) of this Section;

          (5) the ownership of stock or of other securities of a corporation organized under the provisions of Section 25(a) of the Federal Reserve Act, as amended, which is directly or indirectly a creditor of the Company; or

          (6) the acquisition, ownership, acceptance or negotiation of any drafts, bills of exchange, acceptances or obligations which fall within the classification of self-liquidating paper as defined in subsection (c) of this Section.

          (c)  For the purposes of this Section only:

          (1) The term "default" means any failure to make payment in full of the principal of or interest on any of the Debt Securities or upon the other indenture securities when and as such principal or interest becomes due and payable.

          (2) The term "other indenture securities" means securities upon which the Company is an obligor outstanding under any other indenture (i) under which the Trustee is also trustee, (ii) which contains provisions substantially similar to the provisions of this Section, and (iii) under which a default exists at the time of the apportionment of the funds and property held in such special account.

          (3) The term "cash transaction" means any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks and payable upon demand.

          (4) The term "self-liquidating paper" means any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Company for the purpose of financing the purchase, processing, manufacturing, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Company arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation.

          (5)  The term "Company" means any obligor upon the Debt Securities.

          SECTION 6.14.  Appointment of Authenticating Agent.  As long as any
                         ------------------------------------
Debt Securities of a series remain Outstanding, the Trustee may, by an instrument in writing, appoint an authenticating agent (the "Authenticating Agent") which shall be authorized to act on behalf of the Trustee to authenticate Debt Securities issued upon exchange, registration of transfer, partial redemption or pursuant to Section 3.06. Debt Securities of each such series authenticated by such Authenticating Agent shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by such Trustee. Wherever reference is made in this Indenture to the authentication and delivery of Debt Securities of any series by the Trustee for such series or to the Trustee's Certificate of Authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee for such series by an Authenticating Agent for such series and a Certificate of Authentication executed on behalf of such Trustee by such Authenticating Agent. Such Authenticating Agent shall at all times be a corporation organized and doing business under the laws of the United States of America or of any State, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $10,000,000 (determined as provided in Section 6.09 with respect to the Trustee) and subject to supervision or examination by Federal or State authority.

          Any corporation into which any Authenticating Agent may be merged or converted, or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency business of any Authenticating Agent, shall continue to the Authenticating Agent with respect to all series of Debt Securities for which it served as Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee for such series or such Authenticating Agent. Any Authenticating Agent may at any time, and if it shall cease to be eligible shall, resign by giving written notice of resignation to the applicable Trustee and to the Company.

          Upon receiving such a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 6.14 with respect to one or more of all series of Debt Securities, the Trustee for such series shall upon Company Request appoint a successor Authenticating Agent, and the Company shall provide notice of such appointment to all Holders of Debt Securities of such series in the manner and to the extent provided in Section 1.05. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent. The Company agrees to pay to the Authenticating Agent for such series from time to time reasonable compensation for its services. The Authenticating Agent for the Debt Securities of any series shall have no responsibility or liability for any action taken by it as such at the direction of the Trustee for such series.

                                 ARTICLE VII

               Holders' Lists and Reports by Trustee and Company
               -------------------------------------------------

          SECTION 7.01.  Company to Furnish Trustee Names and Addresses of
                         -------------------------------------------------
Holders.  The Company will furnish or cause to be furnished to the Trustee with
- --------
respect to Registered Securities of each series for which it acts as Trustee:

          (a) semiannually on June 30 and December 31 of each year, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Registered Holders as of June 15 or December 15, respectively; and

          (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

provided, however, that if and so long as the Trustee shall be the Security
- --------  -------
Registrar, no such list need be furnished.

          The Company shall also be required to furnish to the Trustee at all such times set forth above all information in the possession or control of the Company or any of its Paying Agents other than the Trustee as to the names and addresses of the Holders of Bearer Securities of all series; provided, however,
                                                             --------  -------
that the Company shall have no obligation to investigate any matter relating to any Holders of Bearer Securities or Coupons, if any, of any series.

          SECTION 7.02.  Preservation of Information; Communication to Holders.
                         ------------------------------------------------------
(a) The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 7.01, received by it in the capacity of Paying Agent or Security

Registrar (if so acting) hereunder, and filed with it within the two preceding years pursuant to Section 7.03(c)(2).

          The Trustee may destroy any list furnished to it as provided in
Section 7.01 upon receipt of a new list so furnished, destroy any information received by it as Paying Agent or Security Registrar (if so acting) hereunder upon delivering to itself as Trustee, not earlier than 45 days after an Interest Payment Date, a list containing the names and addresses of the Holders obtained from such information since the delivery of the next previous list, if any, destroy any list delivered to itself as Trustee which was compiled from information received by it as Paying Agent or Security Registrar (if so acting) hereunder upon the receipt of a new list so delivered, and destroy not earlier than two years after filing, any information filed with it pursuant to Section 7.03(c)(2).

          (b) If three or more Holders (hereinafter referred to as "applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Debt Security for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders of Debt Securities of a particular series (in which case the applicants must hold Debt Securities of such series) or with all Holders of Debt Securities with respect to their rights under this Indenture or under the Debt Securities and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, at its election either

          (i) afford such applicants access to the information preserved at the time by the Trustee in accordance with Section 7.02(a), or

          (ii) inform such applicants as to the approximate number of Holders of Debt Securities of such series or of all Debt Securities, as the case may be, whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 7.02(a), and as to the approximate cost of mailing to such Holders the form of proxy, or other communication, specified in such application.

          If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon written request of such applicants, mail to the Holders of Debt Securities of such series or all Holders, as the case may be, whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 7.02(a), a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the Holders of Debt Securities of such series or all Holders, as the case may be, or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Holders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise, the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

          (c) Every Holder of Debt Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any Paying Agent shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with Section 7.02(b), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 7.02(b).

          SECTION 7.03.  Reports by Trustee.  (a)  The Trustee shall transmit to
                         -------------------
Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto. If required by Section 313(a) of the Trust

Indenture Act, the Trustee shall, within sixty days after each May 15 following the date of this Indenture deliver to Holders a brief report, dated as of such May 15, which complies with the provisions of such Section 313(a).

          (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange, if any, upon which the Debt Securities are listed, with the Commission and with the Company. The Company will promptly notify the Trustee when the Securities are listed on any stock exchange.

          SECTION 7.04.  Reports by Company.  The Company will:
                         -------------------

          (1) file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it will file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934, as amended, in respect of a security listed and registered on a national securities exchange as may be required from time to time in such rules and regulations;

          (2) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

          (3) transmit to all Holders of Debt Securities, in the manner and to the extent provided in Section 7.03, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs (1) and (2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.


                                 ARTICLE VIII

                            Concerning the Holders
                            ----------------------

          SECTION 8.01.  Acts of Holders.  Any request, demand, authorization,
                         ----------------
direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent or proxy duly appointed in writing, and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Whenever in this Indenture it is provided that the Holders of a specified percentage in aggregate principal amount of the Outstanding Debt Securities of any series may take any Act, the fact that the Holders of such specified percentage have joined therein may be evidenced (a) by the instrument or instruments executed by Holders in person or by agent or proxy appointed in writing, or (b) by the record of Holders voting in favor thereof at any meeting of such Holders duly called and held in accordance with the provisions of Article IX, or (c) by a combination of such instrument or instruments and any such record of such a meeting of Holders.

          SECTION 8.02.  Proof of Ownership; Proof of Execution of Instruments
                         -----------------------------------------------------
by Holders.  The ownership of Registered Securities of any series shall be
- -----------
proved by the Security Register for such series or by a certificate of the Security Registrar for such series.

          The ownership of Bearer Securities shall be proved by production of such Bearer Securities or by a certificate executed by any bank or trust company, which certificate shall be dated and shall state on the date thereof a Bearer Security bearing a specified identifying number or other mark was deposited with or exhibited to the person executing such certificate by the person named in such certificate, or by any other proof of possession reasonably satisfactory to the Trustee. The holding by the person named in any such certificate of any Bearer Security specified therein shall be presumed to continue for a period of one year unless at the time of determination of such holding (1) another certificate bearing a later date issued in respect of the same Bearer Security shall be produced, (2) such Bearer Security shall be produced by some other Person, (3) such Bearer Security shall have been registered on the Security Register, if, pursuant to Section 3.01, such Bearer Security can be so registered, or (4) such Bearer Security shall have been canceled or paid.

          Subject to the provisions of Sections 6.01, 6.03 and 9.05, proof of the execution of a writing appointing an agent or proxy and of the execution of any instrument by a Holder or his agent or proxy shall be sufficient and conclusive in favor of the Trustee and the Company if made in the following manner:

          The fact and date of the execution by any such person of any instrument may be proved by the certificate of any notary public or other officer authorized to take acknowledgment of deeds, that the person executing such instrument acknowledged to him the execution thereof, or by an affidavit of a witness to such execution sworn to before any such notary or other such officer. Where such execution is by an officer of a corporation or association or a member of a partnership on behalf of such corporation, association or partnership, as the case may be, or by any other person acting in a representative capacity, such certificate or affidavit shall also constitute sufficient proof of his authority.

          The record of any Holders' meeting shall be proved in the manner provided in Section 9.06.

          The Trustee may in any instance require further proof with respect to any of the matters referred to in this Section so long as the request is a reasonable one.

          If the Company shall solicit from the Holders of Debt Securities of any series any Act, the Company may, at its option, by Board Resolution, fix in advance a record date for the determination of Holders of Registered Securities entitled to take such Act, but the Company shall have no obligation to do so.

Any such record date shall be fixed at the Company's discretion. If such a record date is fixed, such Act may be sought or given before or after the record date, but only the Holders of Registered Securities of record at the close of business on such record date shall be deemed to be Holders of Registered Securities for the purpose of determining whether Holders of the requisite proportion of Outstanding Debt Securities of such series have authorized or agreed or consented to such Act, and for that purpose the Outstanding Registered Securities of such series shall be computed as of such record date.

          SECTION 8.03.  Persons Deemed Owners.  The Company, the Trustee and
                         ----------------------
any agent of the Company or the Trustee may treat the Person in whose name any Registered Security is registered as the owner of such Registered Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 3.07) interest, if any, on, such Registered Security and for all other purposes whatsoever, whether or not such Registered Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary. The Company, the Trustee, and any agent of the Company or the Trustee may treat the Holder of any Bearer Security or of any Coupon as the absolute owner of such Bearer Security or Coupon for the purposes of receiving payment thereof or on account thereof and for all other purposes whatsoever, whether or not such Bearer Security or Coupon be overdue, and neither the Company, the Trustee nor any agent of the Company or any Trustee shall be affected by notice to the contrary. All payments made to any Holder, or upon his order, shall be valid, and, to the extent of the sum or sums paid, effectual to satisfy and discharge the liability for moneys payable upon such Debt Security or Coupon.

          None of the Company, the Trustee, any Paying Agent or the Security Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests in a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

          SECTION 8.04.  Revocation of Consents; Future Holders Bound.  At any
                         ---------------------------------------------
time prior to (but not after) the evidencing to the Trustee, as provided in
Section 8.01, of the taking of any Act by the Holders of the percentage in aggregate principal amount of the Outstanding Debt Securities specified in this

Indenture in connection with such Act, any Holder of a Debt Security the number, letter or other distinguishing symbol of which is shown by the evidence to be included in the Debt Securities the Holders of which have consented to such Act may, by filing written notice with the Trustee at the Corporate Trust Office and upon proof of ownership as provided in Section 8.02, revoke such Act so far as it concerns such Debt Security. Except as aforesaid, any such Act taken by the Holder of any Debt Security shall be conclusive and binding upon such Holder and upon all future Holders of such Debt Security and all past, present and future Holders of Coupons, if any, appertaining thereto and of any Debt Securities and Coupons issued on transfer or in lieu thereof or in exchange or substitution therefor, irrespective of whether or not any notation in regard thereto is made upon such Debt Security or Coupons or such other Debt Securities or Coupons.


                                  ARTICLE IX

                               Holders' Meetings
                               -----------------

          SECTION 9.01.  Purposes of Meetings.  A meeting of Holders of any or
                         ---------------------
all series may be called at any time and from time to time pursuant to the provisions of this Article Nine for any of the following purposes:

          (1) to give any notice to the Company or to the Trustee for such series, or to give any directions to the Trustee for such series, or to consent to the waiving of any default hereunder and its consequences, or to take any other action authorized to be taken by Holders pursuant to any of the provisions of Article Five;

          (2) to remove the Trustee for such series and appoint a successor Trustee pursuant to the provisions of Article Six;

          (3) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Section 11.02; or

          (4) to take any other action authorized to be taken by or on behalf of the Holders of any specified aggregate principal amount of the Outstanding Debt Securities of any one or more or all series, as the case may be, under any other provision of this Indenture or under applicable law.

          SECTION 9.02.  Call of Meetings by Trustee.  The Trustee for any
                         ----------------------------
series may at any time call a meeting of Holders of such series to take any action specified in Section 9.01, to be held at such time or times and at such place or places as the Trustee for such series shall determine. Notice of every meeting of the Holders of any series, setting forth the time and place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given to Holders of such series in the manner and to the extent provided in Section 1.05. Such notice shall be given not less than 20 days or more than 90 days prior to the date fixed for the meeting.

          SECTION 9.03.  Call of Meetings by Company or Holders.  In case at any
                         ---------------------------------------
time the Company, pursuant to a Board Resolution, or the Holders of at least 10% in aggregate principal amount of the Outstanding Debt Securities of a series or of all series, as the case may be, shall have requested the Trustee for such series to call a meeting of Holders of any or all such series by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have given the notice of such meeting within 20 days after the receipt of such request, then the Company or such Holders may determine the time or times and the place or places for such meetings and may call such meetings to take any action authorized in Section 9.01, by giving notice thereof as provided in Section 9.02.

          SECTION 9.04.  Qualifications for Voting.  To be entitled to vote at
                         --------------------------
any meeting of Holders a Person shall be (a) a Holder of a Debt Security of the series with respect to which such meeting is being held or (b) a Person appointed by an instrument in writing as agent or proxy by such Holder. The only Persons who shall be entitled to be present or to speak at any meeting of Holders shall be the Persons entitled to vote at such meeting and their counsel and any representatives of the Trustee for the series with respect to which such meeting is being held and its counsel and any representatives of the Company and its counsel.

          SECTION 9.05.  Regulations.  Notwithstanding any other provisions of
                         ------------
this Indenture, the Trustee for any series may make such reasonable regulations as it may deem advisable for any meeting of Holders of Debt Securities of such series, in regard to proof of the holding of Debt Securities of such series and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate.

          The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders of such series as provided in Section 9.03, in which case the Company or the Holders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by a majority vote of the meeting.

          Subject to the provisos in the definition of "Outstanding", at any meeting each Holder of a Debt Security of the series with respect to which such meeting is being held or proxy therefor shall be entitled to vote in such manner so that whether the specified percentage required for any Act has been voted may be calculated by the inspectors; provided, however, that no vote shall be cast
                                  ---------  -------
or counted at any meeting in respect of any Debt Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Outstanding Debt Securities of such series held by him or instruments in writing duly designating him as the person to vote on behalf of Holders of Debt Securities of such series. Any meeting of Holders with respect to which a meeting was duly called pursuant to the provisions of Section 9.02 or 9.03 may be adjourned from time to time by a majority of such Holders present and the meeting may be held as so adjourned without further notice.

          SECTION 9.06.  Voting.  The vote upon any resolution submitted to any
                         -------
meeting of Holders with respect to which such meeting is being held shall be by written ballots on which shall be subscribed the signatures of such Holders or of their representatives by proxy and the serial number or numbers of the Debt Securities held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Holders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was transmitted as provided in Section 9.02. The record shall show the serial numbers of the Debt Securities voting in favor of or against any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee.

          Any record so signed and verified shall be conclusive evidence of the matters therein stated.

          SECTION 9.07.  No Delay of Rights by Meeting.  Nothing in this Article
                         ------------------------------
Nine contained shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Holders or any rights expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to any Holder under any of the provisions of the Indenture or of the Debt Securities of any series.


                                 ARTICLE X

             Consolidation, Merger, Conveyance, Transfer or Lease
             ----------------------------------------------------

          SECTION 10.01.  Company May Consolidate, etc., Only on Certain Terms.
                          -----------------------------------------------------
The Company shall not consolidate with or merge into any other corporation or convey, transfer or lease its properties and assets substantially as an entirety to any Person, unless:

          (1) the corporation formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety (the "successor corporation") shall be a corporation organized and existing under the laws of the United States or any political subdivision thereof and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest (including all additional interest, if any, payable pursuant to Section 12.02) on all the Debt Securities and any Coupons and the performance of every covenant of this Indenture on the part of the Company to be performed or observed;

          (2) immediately after giving effect to such transaction and treating any indebtedness that becomes an obligation of the Company or any Restricted Subsidiary as a result of such transaction as having been incurred by the Company or such Restricted Subsidiary at the time of such transaction, no Event of Default, and no event that, after notice or lapse of time, or both, would become an Event of Default, shall have happened and be continuing;

          (3) the successor corporation waives any right to redeem any Bearer Security under circumstances in which the successor corporation would be entitled to redeem such Bearer Security but the Company would not have been so entitled to redeem if the consolidation, merger, conveyance, transfer or lease had not occurred; and

          (4) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance, transfer or lease and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

          SECTION 10.02.  Successor Corporation Substituted.  Upon any
                          ----------------------------------
consolidation with or merger into any other corporation, or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with Section 10.01, the successor corporation formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor corporation had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor corporation shall be relieved of all obligations and covenants under this Indenture and the Debt Securities and Coupons.

          SECTION 10.03.  Opinion of Counsel.  The Trustee shall
                          -------------------
be entitled to receive and, subject to Sections 6.01 and 6.03, shall be protected in relying upon an Opinion of Counsel as conclusive evidence that any such consolidation, merger, sale, conveyance or lease and any such assumption complies with the provisions of this Article X.


                                 ARTICLE XI

                            Supplemental Indentures
                            -----------------------

          SECTION 11.01.  Supplemental Indentures Without Consent of Holders.
                          ---------------------------------------------------
Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

          (1) to evidence the succession of another corporation to the Company and the assumption by such successor of the covenants of the Company herein and in the Debt Securities contained; or

          (2) to add to the covenants of the Company, for the benefit of the Holders of all or any series of Debt Securities and the Coupons, if any, appertaining thereto (and, if such covenants are to be for the benefit of less than all such series, stating that such covenants are expressly being included solely for the benefit of such series), or to surrender any right or power herein conferred upon the Company; or

          (3) to add any additional Events of Default (and, if such Events of Default are to be applicable to less than all series of Debt Securities and Coupons, stating that such Events of Default are expressly being included solely to be applicable to such series); or

          (4) to add to or change any of the provisions of this Indenture to provide that Bearer Securities may be registrable as to principal, to change or eliminate any restrictions on the payment of principal of (or premium, if any, on) Registered Securities or of principal of (or premium, if any) or any interest on Bearer Securities or to permit Registered Securities to be exchanged for Bearer

     Securities; provided that any such action shall not adversely affect the
                 --------
     interests of the Holders of Debt Securities or any Coupons of any series in any material respect, or to permit or facilitate the issuance of Debt Securities of any series in uncertificated form; or

          (5) to change or eliminate any of the provisions of this Indenture; provided that any such change or elimination shall become effective only
     --------
     when there is no Outstanding Debt Security or Coupon of any series created prior to the execution of such supplemental indenture that is entitled to the benefit of such provision and as to which such supplemental indenture would apply; or

          (6) to establish the form or terms of Debt Securities and Coupons, if any, of any series as permitted by Sections 2.01 and 3.01; or

          (7) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to one or more series of Debt Securities and to add to or change any of the provisions of this Indenture as shall be necessary for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 6.11; or

          (8) to secure the Debt Securities pursuant to the requirements of
     Section 12.05 or otherwise; or

          (9) to evidence any changes to Section 6.08 or 6.09 permitted by the terms thereof; or

          (10) to add to or change or eliminate any provision of this Indenture as shall be necessary or desirable in accordance with any amendments to the Trust Indenture Act, provided such action shall not adversely affect the interests of the Holders of the Debt Securities of any series or any appurtenant Coupons in any material respects; or

          (11) to cure any ambiguity, to correct or supplement any provision herein that may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture that shall not be inconsistent with any provision of this Indenture, provided such other provisions shall not
                                  --------
     adversely affect the interests of the Holders of Outstanding Debt Securities or Coupons, if any, of any series created prior to the execution of such supplemental indenture in any material respect.


          SECTION 11.02.  Supplemental Indentures With Consent of Holders.  With
                          ------------------------------------------------
the consent of the Holders of not less than a majority in principal amount of the Outstanding Debt Securities of each series affected by such supplemental indenture voting separately, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders under this Indenture of such Debt Securities; provided, however, that no
                                                      --------  -------
such supplemental indenture shall, without the consent of the Holder of each Outstanding Debt Security of each such series affected thereby,

          (1) change the Stated Maturity of the principal of, or any installment of interest on, any Debt Security, or reduce the principal amount thereof or the interest thereon or any premium payable upon redemption thereof, or change the Stated Maturity of or reduce the amount of any payment to be made with respect to any Coupon, or change the Currency in which the principal of (and premium, if any) or interest on such Debt Security is denominated or payable, or reduce the amount of the principal of a Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.02, or impair the right to institute suit for the enforcement of any payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption
     Date), or change any obligation of the Company to pay additional interest pursuant to Section 12.02 (except as contemplated by Section 10.02 and permitted by Section 11.01(1)), or limit the obligation of the Company to maintain a paying agency outside the United States for payment on Bearer Securities as provided in Section 12.03, or limit the obligation of the Company to redeem an Affected Security as provided in Section 13.02(b); or

          (2) reduce the percentage in principal amount of the Outstanding Debt Securities of any series, the consent of whose Holders is required for any supplemental indenture, or the consent of whose Holders is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture; or

          (3) modify any of the provisions of this Section, Section 5.13 or
     Section 12.07, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Debt Security affected thereby; provided, however, that this clause shall not be deemed
                       --------  --------
     to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section and
     Section 12.07, or the deletion of this proviso, in accordance with the requirements of Sections 6.11 and 11.01(7).

          It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

          A supplemental indenture that changes or eliminates any covenant or other provision of this Indenture with respect to one or more particular series of Debt Securities and Coupons, if any, or that modifies the rights of the Holders of Debt Securities and Coupons of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Debt Securities and Coupons, if any, of any other series.

          SECTION 11.03.  Execution of Supplemental Indentures.  In executing,
                          -------------------------------------
or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 6.01) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture that adversely affects the Trustee's own rights, duties or immunities under this Indenture or otherwise in a material way.

          SECTION 11.04.  Effect of Supplemental Indentures.  Upon the execution
                          ----------------------------------
of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Debt Securities and Coupons theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

          SECTION 11.05.  Conformity with Trust Indenture Act.  Every
                          ------------------------------------
supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

          SECTION 11.06.  Reference in Debt Securities to Supplemental
                          --------------------------------------------
Indentures.  Debt Securities and Coupons, if any, of any series authenticated
- -----------
and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Debt Securities and Coupons of any series so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Debt Securities and Coupons of such series.

          SECTION 11.07.  Notice of Supplemental Indenture.  Promptly after the
                          ---------------------------------
execution by the Company and the Trustee of any supplemental indenture pursuant to Section 11.02, the Company shall transmit to the Holders of Debt Securities of any series affected thereby a notice setting forth the substance of such supplemental indenture.


                                 ARTICLE XII

                                 Covenants
                                 ---------

          SECTION 12.01.  Payment of Principal, Premium and Interest.  The
                          -------------------------------------------
Company covenants and agrees for the benefit of each series of Debt Securities and Coupons, if any, that it will duly and punctually pay the principal of (and premium, if any) and interest on the Debt Securities and pay any Coupons in accordance with the terms of the Debt Securities, the Coupons and this Indenture. Any interest due on Coupon Securities on or before Maturity, other than additional interest, if any, payable as provided in Section 12.02 in respect of principal of (or premium, if any, on) such a Debt Security, shall be payable only upon presentation and surrender of the several Coupons for such interest installments as are evidenced thereby as they severally mature.

          SECTION 12.02.  Payment of Additional Interest.  Unless otherwise
                          -------------------------------
provided pursuant to Section 3.01, the provisions of this Section 12.02 shall be applicable to Bearer Securities of any series.

          The Company will, subject to the exceptions and limitations set forth below, pay as additional interest to the Holder of any Bearer Security or Coupon that is a United States Alien such amounts as may be necessary so that every net payment on such Bearer Security or Coupon, after deduction or withholding for or on account of any present or future tax, assessment or other governmental charge imposed upon or as a result of such payment by the United States (or any political subdivision or taxing authority thereof or therein), will not be less than the amount provided in such Bearer Security or Coupon to be then due payable. However, the Company will not be required to make any such payment of additional interest for or on account of:

          (a) any tax, assessment or other governmental charge that would not have been imposed but for (i) the existence of any present or former connection between such Holder (or between a fiduciary, settlor or beneficiary of, or a person holding a power over, such Holder, if such Holder is an estate or a trust, or a member or shareholder of such Holder, if such Holder is a partnership or corporation) and the United States, including, without limitation, such Holder (or such fiduciary, settlor, beneficiary, person holding a power, member or shareholder) being or having been a citizen or resident thereof or being or having been engaged in trade or business or present therein or having or having had a permanent establishment therein or (ii) such Holder's past or present status as a passive foreign investment company, a personal holding company, a foreign personal holding company, a controlled foreign corporation for United States tax purposes or a private foundation or other tax-exempt organization with respect to the United States or as a corporation that accumulates earnings to avoid United States Federal income tax;

          (b) any estate, inheritance, gift, sales, transfer or personal property tax or any similar tax, assessment or other governmental charge;

          (c) any tax, assessment or other governmental charge that would not have been imposed but for the presentation by the Holder of a Bearer Security or Coupon for payment more than 15 days after the date on which such payment became due and payable or on which payment thereof was duly provided for, whichever occurs later;

          (d) any tax, assessment or other governmental charge that is payable otherwise than by deduction or withholding from a payment on a Bearer Security or Coupon;

          (e) any tax, assessment or other governmental charge required to be deducted or withheld by any Paying Agent from a payment on a Bearer Security or Coupon, if such payment can be made without such deduction or withholding by any other Paying Agent;

          (f) any tax, assessment or other governmental charge that would not have been imposed but for a failure to comply with applicable certification, documentation, information or other reporting requirement concerning the nationality, residence, identity or connection with the United States of the Holder or beneficial owner of a Bearer Security or Coupon if, without regard to any tax treaty, such compliance is required by statute or regulation of the United States as a precondition to relief or exemption from such tax, assessment or other governmental charge; or

          (g) any tax, assessment or other governmental charge imposed on a Holder that actually or constructively owns 10 percent or more of the combined voting power of all classes of stock of the Company (taking into account applicable attribution of ownership rules under Section 871(h)(3) of the Code) or that is a controlled foreign corporation related to the Company through stock ownership;

nor shall additional interest be paid with respect to a payment on a Bearer Security or Coupon to a Holder that is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner would not have been entitled to the additional interest had such beneficiary, settlor, member or beneficial owner been the holder of such Bearer Security or Coupon.

          Whenever in this Indenture there is mentioned, in any context, the payment of the principal of (or premium, if any) or interest on any Debt Security or payment with respect to any Coupon of any series, such mention shall be deemed to include mention of the payment of additional interest provided for in the terms of such Debt Securities and this Section to the extent that, in such context, additional interest is, was or would be payable in respect thereof pursuant to the provisions of this Section and express mention of the payment of additional interest (if applicable) in any provisions hereof shall not be construed as excluding additional interest in those provisions hereof where such express mention is not made.

          If the payment of additional interest becomes required in respect of the Debt Securities of a series, at least ten days prior to the first Interest Payment Date with respect to which such additional interest will be payable (or if the Debt Securities of that series will not bear interest prior to Maturity, the first day on which a payment of principal (and premium, if any) is made and on which such additional interest will be payable), and at least ten days prior to each date of payment of principal (and premium, if any) or interest if there has been any change with respect to the matters set forth in the below-mentioned Officers' Certificate, the Company will furnish the Trustee and each Paying Agent with an Officers' Certificate that shall specify by country the amount, if any, required to be withheld on such payments to Holders of Debt Securities or Coupons that are United States Aliens, and the Company will pay to the Trustee or such Paying Agent the additional interest, if any, required by the terms of such Debt Securities and this Section. The Company covenants to indemnify the Trustee and any Paying Agent for, and to hold them harmless against, any loss, liability or expense reasonably incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by any of them in reliance on any Officers' Certificate furnished pursuant to this
Section 12.02.

          SECTION 12.03.  Maintenance of Office or Agency.  The Company will
                          --------------------------------
maintain in each Place of Payment for any series of Debt Securities and Coupons, if any, an office or agency where Debt Securities and Coupons of such series (but, except as otherwise provided in Section 3.07, unless such Place of Payment is located outside the United States, not Bearer Securities or Coupons) may be presented or surrendered for payment, where Debt Securities of such series may be surrendered for transfer or exchange and where notices and demands to or upon the Company in respect of the Debt Securities and Coupons of such series and this Indenture may be served. So long as any Bearer Securities of any series remain outstanding, the Company will maintain for such purposes one or more offices or agencies outside the United States in such city or cities specified pursuant to Section 3.01 and, if any Bearer Securities are listed on a securities exchange that requires an office or agency for the payment of principal of (and premium, if any) or interest on such Bearer Securities in a location other than the location of an office or agency specified pursuant to
Section 3.01, the Company will maintain for such purposes an office or agency in such location so long as any Bearer Securities are listed on such securities exchange and such exchange so requires. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee (in the case of Registered Securities) and at the principal London office of the Trustee (in the case of Bearer Securities), and the Company hereby appoints the Trustee as its agent to receive all presentations, surrenders, notices and demands.

          The Company may also from time to time designate different or additional offices or agencies to be maintained for such purposes (in or outside of such Place of Payment), and may from time to time rescind any such designations; provided, however, that no such designation or rescission shall
               --------  -------
in any manner relieve the Company of its obligations described in the preceding paragraph. The Company will give prompt written notice to the Trustee of any such additional designation or rescission of designation and any change in the location of any such different or additional office or agency.

          SECTION 12.04.  Money for Debt Securities; Payments To Be Held in
                          -------------------------------------------------
Trust.  If the Company shall at any time act as its own Paying Agent with
- ------
respect to any series of Debt Securities and Coupons, if any, it will, on or before each due date of the principal of (and premium, if any) or interest on any of the Debt Securities of such series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure so to act.

          Whenever the Company shall have one or more Paying Agents with respect to any series of Debt Securities and Coupons it will, prior to each due date of the principal (and premium, if any) or interest on any Debt Securities of such series, deposit with any such Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled thereto, and (unless any such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

          The Company will cause each Paying Agent with respect to any series of Debt Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

          (1) hold all sums held by it for the payment of the principal of (and premium, if any) or interest on Debt Securities of such series and the payment of any related Coupons in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

          (2) give the Trustee notice of any default by the Company (or any other obligor upon the Debt Securities of such series) in the making of any payment of principal of (and premium, if any) or interest on the Debt Securities of such series or any payment on any related Coupons; and

          (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying

     Agent.

          The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent, and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

          Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any Debt Security of any series or the payment of any related Coupon and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company upon Company Request, or (if then held by the Company) shall be discharged from such trust, and the Holder of such Debt Security or Coupon shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such
                                --------  --------
Paying Agent before being required to make any such repayment, may at the expense of the Company cause to be transmitted in the manner and to the extent provided by Section 1.05, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such notification, any unclaimed balance of such money then remaining will be repaid to the Company.

          SECTION 12.05.  Limitation on Liens.  The Company will not, and will
                          --------------------
not permit any Restricted Subsidiary to, incur, issue, assume, guarantee or suffer to exist any indebtedness for borrowed money (indebtedness for borrowed money being hereinafter in this Section called "debt") if such debt is secured by a pledge of, lien on, or security interest in any shares of stock of any Restricted Subsidiary, whether such stock is now owned or shall hereafter be acquired, without effectively providing that the Debt Securities of each series shall be secured equally and ratably with such debt.

          SECTION 12.06.  Officers' Certificate as to Default.
                          ------------------------------------
The Company will deliver to the Trustee, on or before a date not more than four months after the end of each fiscal year of the Company (which on the date hereof is the calendar year) ending after the date hereof, an Officers' Certificate (one of the signers of which shall be the principal executive, principal financial or principal accounting officer of the Company), stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observation of any of the terms, provisions and conditions of this Indenture, and, if the Company shall be in default, specifying all such defaults and the nature thereof of which they may have knowledge. Such compliance shall be determined without regard to periods of grace or notice requirements.

          The Company will deliver written notice to the Trustee promptly after any officer of the Company has knowledge of the occurrence of any event that with the giving of notice or the lapse of time or both would become an Event of Default under Clause (4) of Section 5.01.

          SECTION 12.07.  Waiver of Certain Covenants.  The Company may omit in
                          ----------------------------
any particular instance to comply, if so provided pursuant to Section 3.01, with any covenant specified pursuant to Section 3.01 with respect to the Debt Securities of any series if, before the time for such compliance, the Holders of at least a majority in principal amount of the Outstanding Debt Securities of such series shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant, but no such waiver shall extend to or affect such covenant except to the extent so expressly waived and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such covenant shall remain in full force and effect.


                                 ARTICLE XIII

                         Redemption of Debt Securities
                         -----------------------------

          SECTION 13.01.  Applicability of Article.  Debt Securities of any
                          -------------------------
series that are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified pursuant to Section 3.01 for Debt Securities of any series) in accordance with this Article.

          SECTION 13.02.  Tax Redemption; Special Tax Redemption.  (a)  Unless
                          ---------------------------------------
otherwise specified pursuant to Section 3.01, Bearer Securities of any series may be redeemed at the option of the Company in whole, but not in part, at any time, on giving not less than 30 or more than 60 days' notice in accordance with
Section 13.05 (which notice shall be irrevocable), at the Redemption Price thereof (calculated without premium), if the Company has or will become obligated to pay additional interest on such Bearer Securities pursuant to
Section 12.02 as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated thereunder) of the United States or any political subdivision or taxing authority thereof or therein, or any change in the application or official interpretation of such laws, regulations or rulings, which change or amendment becomes effective on or after the date on which any Person (including any Person acting as underwriter, broker or dealer) agrees to purchase any of such Bearer Securities pursuant to their original issuance, and such obligation cannot be avoided by the Company taking reasonable measures available to it; provided that no such notice of redemption shall be given
                 --------
earlier than 90 days prior to the earliest date on which the Company would be obligated to pay such additional interest were a payment in respect of the Bearer Securities of that series then due. Prior to the publication of any notice of redemption pursuant to this Section 13.02(a), the Company shall deliver to the Trustee (i) an Officers' Certificate stating that the Company is entitled to effect such redemption and setting forth a statement of facts showing that the conditions precedent to the right of the Company so to redeem have occurred and (ii) an Opinion of Counsel to the effect that the Company has or will become obligated to pay such additional interest as a result of such change or amendment.

          (b) Unless otherwise specified pursuant to Section 3.01, if the Company shall determine that any payment made outside the United States by the Company or any of its Paying Agents in respect of any Bearer Security or Coupon, if any, that is not a Floating Rate Security (an "Affected Security") would, under any present or future laws or regulations of the United States, be subject to any certification, documentation, information or other reporting requirement of any kind, the effect of which requirement is the disclosure to the Company, any Paying Agent or any governmental authority of the nationality, residence or identity of a beneficial owner of such Affected Security that is a United States Alien (other than such a requirement (i) that would not be applicable to a payment made by the Company or any one of its Paying Agents (A) directly to the beneficial owner or (B) to a custodian, nominee or other agent of the beneficial owner, or
(ii) that can be satisfied by such custodian, nominee or other agent certifying to the effect that the beneficial owner is a United States Alien; provided,
                                                                  ---------
that, in any case referred to in clause (i)(B) or (ii), payment by the custodian, nominee or agent to the beneficial owner is not otherwise subject to any such requirement), then the Company shall elect either (x) to redeem such Affected Securities in whole, but not in part, at the Redemption Price thereof (calculated without premium) or (y) if the conditions of the next succeeding paragraph are satisfied, to pay the additional interest specified in such paragraph. The Company shall make such determination as soon as practicable and publish prompt notice thereof (the "Determination Notice"), stating the effective date of such certification, documentation, information or other reporting requirement, whether the Company elects to redeem the Affected Securities or to pay the additional interest specified in the next succeeding paragraph and (if applicable) the last date by which the redemption of the Affected Securities must take place, as provided in the next succeeding sentence. If any Affected Securities are to be redeemed pursuant to this paragraph, the redemption shall take place on such date, not later than one year after the publication of the Determination Notice, as the Company shall specify by notice given to the Trustee at least 60 days before the Redemption Date. Notice of such redemption shall be given to the Holders of the Affected Securities not more than 60 days or less than 30 days prior to the Redemption Date. Notwithstanding the foregoing, the Company shall not so redeem the Affected Securities if the Company shall subsequently determine, not less than 30 days prior to the Redemption Date, that subsequent payments on the Affected Securities would not be subject to any such certification, documentation, information or other reporting requirement, in which case the Company shall publish prompt notice of such subsequent determination, and any earlier redemption notice given pursuant to this paragraph shall be revoked and of no further effect. Prior to the publication of any Determination Notice pursuant to this paragraph, the Company shall deliver to the Trustee (i) an Officers' Certificate stating that the Company is entitled to make such determination and setting forth a statement of facts showing that the conditions precedent to the obligation of the Company to redeem the Affected Securities or to pay the additional interest specified in the next succeeding paragraph have occurred and
(ii) an Opinion of Counsel to the effect that such conditions have occurred.

          If and so long as the certification, documentation, information or other reporting requirement referred to in the preceding paragraph would be fully satisfied by payment of a backup withholding tax or similar charge, the Company may elect to pay as additional interest such amounts as may be necessary so that every net payment made outside the United States following the effective date of such requirement by the Company or any of its Paying Agents in respect of any Affected Security of which the beneficial owner is a United States Alien (but without any requirement that the nationality, residence or identity of such beneficial owner be disclosed to the Company, any Paying Agent or any governmental authority), after deduction or withholding for or on account of such backup withholding tax or similar charge (other than a backup withholding tax or similar charge that (i) would not be applicable in the circumstances referred to in the parenthetical clause of the first sentence of the preceding paragraph or (ii) is imposed as a result of presentation of any such Affected Security for payment more than 15 days after the date on which such payment became due and payable or on which payment thereof was duly provided for, whichever occurred later), will not be less than the amounts provided for in any such Affected Security to be then due and payable. If the Company elects to pay additional interest pursuant to this paragraph, then the Company shall have the right to redeem the Affected Securities at any time in whole, but not in part, at the Redemption Price thereof (calculated without premium), subject to the provisions of the last three sentences of the immediately preceding paragraph. If the Company elects to pay additional interest pursuant to this paragraph and the condition specified in the first sentence of this paragraph should no longer be satisfied, then the Company shall redeem the Affected Securities in whole, but not in part, at the Redemption Price thereof (calculated without premium), subject to the provisions of the last three sentences of the immediately preceding paragraph. Any redemption payments made by the Company pursuant to the two immediately preceding sentences shall be subject to the continuing obligation of the Company to pay additional interest pursuant to this paragraph. If the Company elects to, or is required to, redeem the Affected Securities pursuant to this paragraph, it shall publish prompt notice thereof. If the Affected Securities are to be redeemed pursuant to this paragraph, the redemption shall take place on such date, not later than one year after the publication of the notice of redemption, as the Company shall specify by notice to the Trustee at least 60 days prior to the Redemption Date.

          SECTION 13.03.  Election to Redeem; Notice to Trustee.  The election
                          --------------------------------------
of the Company to redeem any Debt Securities shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of less than all of the Debt Securities of any series pursuant to Section 13.04, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter period shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Debt Securities of such series to be redeemed. In case of any redemption at the election of the Company of all of the Debt Securities of any series, the Company shall, at least 45 days prior to the Redemption Date fixed by the Company (unless a shorter period shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date. In the case of any redemption of Debt Securities prior to the expiration of any restriction on such redemption provided in the terms of such Debt Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restrictions.

          SECTION 13.04.  Selection by Trustee of Debt Securities To Be
                          ---------------------------------------------
Redeemed.  Except in the case of a redemption in whole of the Bearer Securities
- ---------
or the Registered Securities of such series, if less than all the Debt Securities of any series are to be redeemed at the option of the Company (other than as provided in Section 13.02), the particular Debt Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Debt Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Debt Securities of such series or any integral multiple thereof) of the principal amount of Debt Securities of such series in a denomination larger than the minimum authorized denomination for Debt Securities of such series. In any case where more than one Registered Security of such series is registered in the same name, the Trustee in its discretion may treat the aggregate principal amount so registered as if it were represented by one Registered Security of such series.

          The Trustee shall promptly notify the Company in writing of the Debt Securities selected for redemption and, in the case of any Debt Securities selected for partial redemption, the principal amount thereof to be redeemed.

          For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Debt Securities shall relate, in the case of any Debt Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Debt Security that has been or is to be redeemed.

          SECTION 13.05.  Notice of Redemption.  Notice of redemption shall be
                          ---------------------
given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company, not less than 30 days and not more than 60 days prior to the Redemption Date, to the Holders of Debt Securities of any series to be redeemed in whole or in part pursuant to this Article XIII, in the manner provided in Section 1.05. Any notice so given shall be conclusively presumed to have been duly given, whether or not the Holder receives such notice. Failure to give such notice, or any defect in such notice to the Holder of any Debt Security of a series designated for redemption, in whole or in part, shall not affect the sufficiency of any notice of redemption with respect to the Holder of any other Debt Security of such series.

          All notices of redemption shall identify the Debt Securities to be redeemed (including CUSIP numbers) and shall state:

          (1) the Redemption Date,

          (2) the Redemption Price,

          (3) that Debt Securities of such series are being redeemed by the Company pursuant to provisions contained in this Indenture or the terms of the Debt Securities of such series or a supplemental indenture establishing such series, if such be the case, together with a brief statement of the facts permitting such redemption,

          (4) if less than all Outstanding Debt Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Debt Securities to be redeemed,

          (5) that on the Redemption Date the Redemption Price will become due and payable upon each such Debt Security to be redeemed, and that interest thereon, if any, shall cease to accrue on and after said date,

          (6) that, unless otherwise specified in such notice, Coupon Securities of any series, if any, surrendered for redemption must be accompanied by all Coupons maturing subsequent to the date fixed for redemption, failing which the amount of any such missing Coupon or Coupons will be deducted from the Redemption Price,

          (7) the Place or Places of Payment where such Debt Securities are to be surrendered for payment of the Redemption Price,

          (8) if Bearer Securities of any series are to be redeemed and any Registered Securities of such series are not to be redeemed, and if such Bearer Securities may be exchanged for Registered Securities not subject to redemption on this Redemption Date pursuant to Section 305(b) or otherwise, the last date on which such exchanges may be made,

          (9) that the redemption is for a sinking fund, if such is the case, and

          (10) if any Debt Security of any series is to be redeemed in part, that on and after the Redemption Date, upon surrender of such Debt Security and any Coupons appertaining thereto, a new Debt Security or Debt Securities of such series in principal amount equal to the unredeemed portion thereof and with appropriate Coupons will be issued or, in the case of Debt Securities providing appropriate space for such notation, at the option of the Holders, the Trustee, in lieu of delivering a new Debt Security or Debt Securities as aforesaid, may make a notation on such Debt Security of the payment of the redeemed portion thereof.

          SECTION 13.06.  Deposit of Redemption Price.  On or prior to the
                          ----------------------------
Redemption Date for any Registered Securities, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 12.04) an amount of money in the Currency in which such Debt Securities are denominated (except as provided pursuant to Section 3.01) sufficient to pay the Redemption Price of such Debt Securities or any portions thereof that are to be redeemed on that date. In the case of any redemption pertaining to Bearer or Coupon Securities, the Company shall, no later than the Business Day prior to such Redemption Date, deposit with the Trustee or with a Paying Agent (other than the Company) an amount of money in the Currency in which such Debt Securities are denominated (except as provided pursuant to Section 3.01) sufficient to pay the Redemption Price of such Debt Securities or any portion thereof that are to be redeemed on the Redemption Date.

          SECTION 13.07.  Debt Securities Payable on Redemption Date.  Notice of
                          -------------------------------------------
redemption having been given as aforesaid, any Debt Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price and from and after such date (unless the Company shall default in the payment of the Redemption Price) such Debt Securities shall cease to bear interest and any Coupons for such interest appertaining to any Coupon Securities to be redeemed, except to the extent described below, shall be void. Upon surrender of any such Debt Security for redemption in accordance with said notice, such Debt Security shall be paid by the Company at the Redemption Price; provided, however, that
                                                      --------  -------
installments of interest that have a Stated Maturity on or prior to the Redemption Date for such Debt Securities shall be payable according to the terms of such Debt Securities and the provisions of Section 3.07.

          If any Debt Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Debt Security.

          If any Coupon Security surrendered for redemption shall not be accompanied by all Coupons appertaining thereto maturing on or after the Redemption Date, the Redemption Price for such Coupon Security may be reduced by an amount equal to the face amount of all such missing Coupons. If thereafter the Holder of such Coupon shall surrender to any Paying Agent outside the United States any such missing Coupon in respect of which a deduction shall have been made from the Redemption Price, such Holder shall be entitled to receive the amount so deducted. The surrender of such missing Coupon or Coupons may be waived by the Company and the Trustee, if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless.

          SECTION 13.08.  Debt Securities Redeemed in Part.  Any Debt Security
                          ---------------------------------
that is to be redeemed only in part shall be surrendered at the Corporate Trust Office or such other office or agency of the Company as is specified pursuant to
Section 3.01 (in the case of Registered Securities) and at the principal London office of the Trustee or such other office or agency of the Company outside the United States as is specified pursuant to Section 3.01 (in the case of Bearer Securities) with, if the Company, the Security Registrar or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company, the Security Registrar and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing, and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Debt Security without service charge, a new Debt Security or Debt Securities of the same series, of like tenor and form, of any authorized denomination as requested by such Holder in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Debt Security so surrendered, and, in the case of a Coupon Security, with appropriate Coupons attached; except that if a Global Security is so surrendered, the Company shall execute, and the Trustee shall authenticate and deliver to the Depositary for such Global Security, without service charge, a new Global Security in a denomination equal to and in exchange for the unredeemed portion of the principal of the Global Security so surrendered. In the case of a Debt Security providing appropriate space for such notation, at the option of the Holder thereof, the Trustee, in lieu of delivering a new Debt Security or Debt Securities as aforesaid, may make a notation on such Debt Security of the payment of the redeemed portion thereof.


                                  ARTICLE XIV

                                 Sinking Funds
                                 -------------

          SECTION 14.01.  Applicability of Article.  The provisions of this
                          -------------------------
Article shall be applicable to any sinking fund for the retirement of Debt Securities of a series except as otherwise specified pursuant to Section 3.01 for Debt Securities of such series.

          The minimum amount of any sinking fund payment provided for by the terms of Debt Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Debt Securities of any series is herein referred to as an "optional sinking fund payment". If provided for by the terms of Debt Securities of any series, the amount of any cash sinking fund payment may be subject to reduction as provided in Section 14.02. Each sinking fund payment shall be applied to the redemption of Debt Securities of any series as provided for by the terms of Debt Securities of such series.

          SECTION 14.02.  Satisfaction of Mandatory Sinking Fund Payments with
                          ----------------------------------------------------
Debt Securities.  In lieu of making all or any part of a mandatory sinking fund
- ----------------
payment with respect to any Debt Securities of a series in cash, the Company may at its option, at any time no more than sixteen months and no less than 45 days prior to the date on which such sinking fund payment is due, deliver to the Trustee Debt Securities of such series (together with the unmatured Coupons, if any, appertaining thereto) theretofore purchased or otherwise acquired by the Company, except Debt Securities of such series that have been redeemed through the application of mandatory or optional sinking fund payments pursuant to the terms of the Debt Securities of such series, accompanied by a Company Order instructing the Trustee to credit such obligations and stating that the Debt Securities of such series were originally issued by the Company by way of bona fide sale or other negotiation for value; provided that such Debt Securities
                                          --------
shall not have been previously so credited. Such Debt Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Debt Securities for redemption through operation of the sinking fund and the amount of such mandatory sinking fund payment shall be reduced accordingly.

          SECTION 14.03.  Redemption of Debt Securities for Sinking Fund.  Not
                          -----------------------------------------------
less than 60 days prior to each sinking fund payment date for any series of Debt Securities (unless a shorter period shall be satisfactory to the Trustee), the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, that is to be satisfied by payment of cash in the Currency in which the Debt Securities of such series are denominated (except as provided pursuant to Section 3.01) and the portion thereof, if any, that is to be satisfied by delivering and crediting Debt Securities of such series pursuant to Section 14.02 and whether the Company intends to exercise its rights to make a permitted optional sinking fund payment with respect to such series. Such certificate shall be irrevocable and upon its delivery the Company shall be obligated to make the cash payment or payments therein referred to, if any, on or before the next succeeding sinking fund payment date. In the case of the failure of the Company to deliver such certificate (or, as required by this Indenture, the Debt Securities and Coupons, if any, specified in such certificate), the sinking fund payment due on the next succeeding sinking fund payment date for such series shall be paid entirely in cash and shall be sufficient to redeem the principal amount of the Debt Securities of such series subject to a mandatory sinking fund payment without the right to deliver or credit Debt Securities as provided in Section 14.02 and without the right to make any optional sinking fund payment with respect to such series at such time.

          Any sinking fund payment or payments (mandatory or optional) made in cash plus any unused balance of any preceding sinking fund payments made with respect to the Debt Securities of any particular series shall be applied by the Trustee (or by the Company if the Company is acting as its own Paying Agent) on the sinking fund payment date on which such payment is made (or, if such payment is made before a sinking fund payment date, on the sinking fund payment date immediately following the date of such payment) to the redemption of Debt Securities of such series at the Redemption Price specified in such Debt Securities with respect to the sinking fund. Any sinking fund moneys not so applied or allocated by the Trustee (or by the Company if the Company is acting as its own Paying Agent) to the redemption of Debt Securities shall be added to the next sinking fund payment received by the Trustee (or if the Company is acting as its own Paying Agent, segregated and held in trust as provided in
Section 12.04) for such series and, together with such payment (or such amount so segregated) shall be applied in accordance with the provisions of this
Section 14.03. Any and all sinking fund moneys with respect to the Debt Securities of any particular series held by the Trustee (or if the Company is acting as its own Paying Agent, segregated and held in trust as provided in
Section 12.04) on the last sinking fund payment date with respect to Debt Securities of such series and not held for the payment or redemption of particular Debt Securities of such series shall be applied by the Trustee (or by the Company if the Company is acting as its own Paying Agent), together with other moneys, if necessary, to be deposited (or segregated) sufficient for the purpose, to the payment of the principal of the Debt Securities of such series at Maturity.

          The Trustee shall select or cause to be selected the Debt Securities to be redeemed upon such sinking fund payment date in the manner specified in
Section 13.04 and the Company shall cause notice of the redemption thereof to be given in the manner provided in Section 13.05. Such notice having been duly given, the redemption of such Debt Securities shall be made upon the terms and in the manner stated in Section 13.07.

          On or before each sinking fund payment date, the Company shall pay to the Trustee (or, if the Company is acting as its own Paying Agent, the Company shall segregate and hold in trust as provided in Section 12.04) in cash a sum in the Currency in which Debt Securities of such series are denominated (except as provided pursuant to Section 3.01) equal to the principal and any interest accrued to the Redemption Date for Debt Securities or portions thereof to be redeemed on such sinking fund payment date pursuant to this Section.

          Neither the Trustee nor the Company shall redeem any Debt Securities of a series with sinking fund moneys or mail any notice of redemption of Debt Securities of such series by operation of the sinking fund for such series during the continuance of a default in payment of interest, if any, on any Debt Securities of such series or of any Event of Default (other than an Event of Default occurring as a consequence of this paragraph) with respect to the Debt Securities of such series, except that, if the notice of redemption shall have been provided in accordance with the provisions hereof, the Trustee (or the Company if the Company is then acting as its own Paying Agent) shall redeem such Debt Securities if cash sufficient for that purpose shall be deposited with the Trustee (or segregated by the Company) for that purpose in accordance with the terms of this Article. Except as aforesaid, any moneys in the sinking fund for such series at the time when any such default or Event of Default shall occur and any moneys thereafter paid into such sinking fund shall, during the continuance of such default or Event of Default, be held as security for the payment of the Debt Securities and Coupons, if any, of such series; provided,
                                                                    --------
however, that in case such default or Event of Default shall have been cured or
- -------
waived as provided herein, such moneys shall thereafter be applied on the next sinking fund payment date for the Debt Securities of such series on which such moneys may be applied pursuant to the provisions of this Section.


                                 ARTICLE XV

                                 Defeasance
                                 ----------

          SECTION 15.01.  Applicability of Article.  If, pursuant to Section
                          -------------------------
3.01, provision is made for the defeasance of Debt Securities of a series and if the Debt Securities of such series are Registered Securities and denominated and payable only in Dollars (except as provided pursuant to Section 3.01), then the provisions of this Article shall be applicable except as otherwise specified pursuant to Section 3.01 for Debt Securities of such series. Defeasance provisions, if any, for Debt Securities denominated in a Foreign Currency or for Bearer Securities may be specified pursuant to Section 3.01.

          SECTION 15.02.  Defeasance Upon Deposit of Moneys or U.S. Government
                          ----------------------------------------------------
Obligations.  At the Company's option, either (a) the Company shall be deemed to
- ------------
have been Discharged (as defined below) from its obligations with respect to Debt Securities of any series on the 91st day after the applicable conditions set forth below have been satisfied or (b) the Company shall cease to be under any obligation to comply with any term, provision or condition set forth in
Section 10.01 or 12.05 with respect to Debt Securities of any series (and, if so specified pursuant to Section 3.01, any other restrictive covenant added for the benefit of such series pursuant to Section 3.01) at any time after the applicable conditions set forth below have been satisfied:

          (1) the Company shall have deposited or caused to be deposited irrevocably with the Trustee as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Debt Securities of such series (i) money in an amount, or (ii) U.S. Government Obligations (as defined below) that through the payment of interest and principal in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount or (iii) a combination of (i) and (ii), sufficient, in the opinion (with respect to (ii) and (iii)) of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge each installment of principal (including any mandatory sinking fund payments) of and premium, if any, and interest on, the Outstanding Debt Securities of such series on the dates such installments of interest or principal and premium are due;

          (2) if the Debt Securities of such series are then listed on the New York Stock Exchange, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Company's exercise of its option under this Section would not cause such Debt Securities to be delisted;

          (3) no Event of Default or event (including such deposit) that, with notice or lapse of time, or both, would become an Event of Default with respect to the Debt Securities of such series shall have occurred and be continuing on the date of such deposit; and

          (4) the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that Holders of the Debt Securities of such series will not recognize income, gain or loss for Federal income tax purposes as a result of the Company's exercise of its option under this Section and will be subject to Federal income tax on the same amounts and in the same manner and at the same times as would have been the case if such option had not been exercised and, in the case of the Debt Securities of such series being Discharged, accompanied by a ruling to that effect received from or published by the Internal Revenue Service.

          "Discharged" means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by, and obligations under, the Debt Securities of such series and to have satisfied all the obligations under this Indenture relating to the Debt Securities of such series (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except (A) the rights of Holders of Debt Securities of such series to receive, from the trust fund described in clause (1) above, payment of the principal of (and premium, if any) and interest on such Debt Securities when such payments are due, (B) the Company's obligations with respect to the Debt Securities of such series under Sections 3.04, 3.05, 3.06, 12.03, 15.03 and
15.04 and (C) the rights, powers, trusts, duties and immunities of the Trustee hereunder.

          "U.S. Government Obligations" means securities that are (i) direct obligations of the United States for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States, that, in either case under clauses (i) or (ii), are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such U.S. Government Obligation or a specific payment of interest on or principal of any such U.S. Government Obligation held by such custodian for the account of the holder of a depository receipt; provided that
                                                                 --------
(except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of interest on or principal of the U.S. Government Obligation evidenced by such depository receipt.

          SECTION 15.03.  Deposited Moneys and U.S. Government Obligations To Be
                          ------------------------------------------------------
Held in Trust.  All moneys and U.S. Government Obligations deposited with the
- --------------
Trustee pursuant to Section 15.02 in respect of Debt Securities of a series shall be held in trust and applied by it, in accordance with the provisions of such Debt Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Debt Securities, of all sums due and to become due thereon for principal (and premium, if any) and interest, if any, but such money need not be segregated from other funds except to the extent required by law.

          SECTION 15.04.  Repayment to Company.  The Trustee and any Paying
                          ---------------------
Agent shall promptly pay or return to the Company upon Company Request any moneys or U.S. Government Obligations held by them at any time that are not required for the payment of the principal of (and premium, if any) and interest on the Debt Securities of any series for which money or U.S. Government Obligations have been deposited pursuant to Section 15.02.

          The provisions of the last paragraph of Section  12.04
shall apply to any money held by the Trustee or any Paying Agent under this Article that remains unclaimed for two years after the Maturity of any series of Debt Securities for which money or U.S. Government Obligations have been deposited pursuant to Section 15.02.

          This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.


                              SALOMON INC,


                                   by:
                                       -----------------------------
                                       Name:  William J. Jennings
                                       Title: Senior Vice President


Attest:


- -----------------------
Name: Arnold S. Olshin
Title: Secretary


SEAL
                                 CHEMICAL BANK, as
                                 Trustee,

                                   by:
                                       -----------------------------
                                       Name:
                                       Title:

Attest:


- -----------------------
Name:
Title:



SEAL

STATE OF NEW YORK,  )
COUNTY OF NEW YORK, ) ss.:


          On the     day of             , 1994, before me personally came
WILLIAM J. JENNINGS, to me known, who, being by me duly sworn, did depose and say that he is the Senior Vice President of Salomon Inc, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.



                                                  ------------------------------
                                                           Notary Public
                                                           -------------

SEAL

STATE OF NEW YORK,  )
COUNTY OF NEW YORK,     ) ss.:


          On the      day of        , 1994, before me personally came THOMAS C.
KNIGHT, to me known, who, being by me duly sworn, did depose and say that he is an Assistant Vice President of Chemical Bank, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.



                                                  ------------------------------
                                                           Notary Public
                                                           -------------

SEAL